UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 28*

Date of reporting period: February 28, 2022

*

This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 28.

ITEM 1.	REPORTS TO STOCKHOLDERS.

1(a):

Annual Report
February 28, 2022
MFS®  Diversified
Income Fund
DIF-ANN

MFS® Diversified
Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
As a result of Russia’s invasion of Ukraine, the danger of wider geopolitical conflict has risen to a level not seen in decades, and this comes as sanctions aimed at countering Russia’s actions are exacerbating already mounting inflation. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The US Federal Reserve recently raised rates for the first time since 2018 and indicated that it is likely to tighten policy much more over the coming year. Meanwhile, the unsettled geopolitical backdrop and prospect of tighter financial conditions has led to increased volatility.
There are, however, encouraging signs for the markets. The Omicron wave of the coronavirus is receding outside Asia, unemployment is low, and there are signs that some global supply chain bottlenecks are beginning to ease, though events in Ukraine could hamper these advances. Additionally, easier Chinese monetary policy and the record pace of corporate stock buybacks are supportive elements, albeit amid an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
April 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
Prologis, Inc., REIT	1.9%
Equinix, Inc., REIT	1.2%
Extra Space Storage, Inc., REIT	1.0%
Roche Holding AG	1.0%
U.S. Treasury Note 2 yr Future - JUN 2022	0.9%
Merck & Co., Inc.	0.9%
Johnson & Johnson	0.9%
Simon Property Group, Inc., REIT	0.9%
AvalonBay Communities, Inc., REIT	0.8%
U.S. Treasury Ultra Bond Future - JUN 2022	(1.5)%
GICS equity sectors (g)(i)
Real Estate	16.9%
Health Care	4.9%
Consumer Staples	4.3%
Financials	3.7%
Information Technology	2.9%
Materials	1.6%
Communication Services	1.4%
Industrials	1.4%
Utilities	1.2%
Consumer Discretionary	0.8%
Energy	0.7%
ETFs	0.2%
Convertible Debt	0.2%
Fixed income sectors (i)
High Yield Corporates	22.8%
Emerging Markets Bonds	17.3%
Investment Grade Corporates	9.4%
Mortgage-Backed Securities	3.6%
U.S. Treasury Securities	3.4%
Commercial Mortgage-Backed Securities	0.3%
Collateralized Debt Obligations	0.3%
Municipal Bonds	0.2%
Non-U.S. Government Bonds	0.2%
U.S. Government Agencies (o)	0.0%
Asset-Backed Securities (o)	0.0%

Portfolio Composition - continued
Composition including fixed income credit quality (a)(i)
AAA	0.6%
AA	1.3%
A	3.8%
BBB	9.9%
BB	18.0%
B	13.2%
CCC	3.5%
C (o)	0.0%
U.S. Government	3.2%
Federal Agencies	3.6%
Not Rated	0.4%
Non-Fixed Income	40.2%
Cash & Cash Equivalents	2.5%
Other	(0.2)%
Issuer country weightings (i)(x)
United States	64.5%
United Kingdom	2.9%
Canada	2.5%
Switzerland	2.2%
China	1.7%
Japan	1.7%
Mexico	1.5%
Brasil	1.3%
India	1.0%
Other Countries	20.7%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

Portfolio Composition - continued
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of February 28, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
For the twelve months ended February 28, 2022, Class A shares of the fund provided a total return of 3.22%, at net asset value. This compares with a return of 16.39% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index - Current (Blended Index) generated a return of 4.76% over the reporting period. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary. Effective June 15, 2021, the Blended Index replaced the MFS Diversified Income Fund Blended Index – Prior to reflect the addition of an investment grade bond component. The MFS Diversified Income Fund Blended Index – Prior generated a return of 5.25% over the reporting period.
Market Environment
At the end of the period, just as the Omicron wave of the pandemic appeared to be receding in much of the world, markets experienced a geopolitical shock as Russia launched a full-scale invasion of neighboring Ukraine. Given Europe's heavy reliance on imported oil and gas from Russia, European markets were among the hardest hit. Energy prices spiked in the wake of the invasion, adding to already multi-decade high levels of inflation, and non-energy commodities rose sharply as well. Both the equity and fixed income markets experienced significant upticks in volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. As a result of potential growth challenges, expectations for aggressive monetary policy tightening from developed market central banks have moderated. While the Fed is expected to raise interest rates multiple times in 2022, the rate path is expected to be less aggressive than prior to the invasion. Anticipation of tighter policy from the European Central Bank has moderated considerably with no move expected until late this year.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that some supply chain bottlenecks may be easing, low levels of unemployment across developed markets and loosening of coronavirus restrictions are supportive factors for the macroeconomic backdrop.

Management Review - continued
Factors Affecting Performance
During the reporting period, a combination of the fund’s overweight allocation and bond selection in the emerging markets debt segment were primary detractors from performance relative to the Blended Index. The fund's underweight allocation to real estate investment trusts (REITS) and its overweight position in high yield corporate debt further held back relative results.
Conversely, security selection within both the global equity and REITs segments of the fund contributed to relative performance. An underweight position in U.S. government debt also supported the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Robert Almeida, Neeraj Arora, David Cole, Rick Gable, Alexander Mackey, Henry Peabody, Matt Ryan, Jonathan Sage, Geoffrey Schechter, and Michael Skatrud
Note to Shareholders: Effective June 15, 2021, the following changes occurred: (i) the fund changed its investment policies and strategies to allocate a portion of its assets to investment grade quality debt instruments and (ii) MFS Diversified Income Blended Index - Current replaced the MFS Diversified Income Blended Index - Prior as the fund's other benchmark. Please see the fund’s prospectus for details.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 2/28/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 2/28/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/26/06	3.22%	4.78%	5.80%	N/A
C	5/26/06	2.44%	4.00%	5.03%	N/A
I	5/26/06	3.47%	5.04%	6.07%	N/A
R1	7/01/08	2.44%	4.02%	5.02%	N/A
R2	7/01/08	2.96%	4.52%	5.55%	N/A
R3	7/01/08	3.21%	4.79%	5.81%	N/A
R4	7/01/08	3.47%	5.04%	6.07%	N/A
R6	7/02/12	3.57%	5.14%	N/A	6.14%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	16.39%	15.17%	14.59%	N/A
MFS Diversified Income Fund Blended Index - Current (f)(w)	4.76%	5.08%	5.72%	N/A
MFS Diversified Income Fund Blended Index - Prior (f)(w)	5.25%	5.18%	5.77%	N/A
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	0.64%	4.87%	5.85%	N/A
Bloomberg U.S. Credit Bond Index (f)	(3.25)%	3.67%	3.62%	N/A
Bloomberg U.S. Government/Mortgage Index (f)	(2.43)%	2.22%	1.95%	N/A
JPMorgan Emerging Markets Bond Index Global (f)	(6.10)%	1.97%	3.57%	N/A
MSCI All Country World High Dividend Yield Index (net div) (f)	10.84%	8.24%	7.47%	N/A
MSCI US REIT Index (f)	22.60%	6.49%	8.29%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(1.17)%	3.87%	5.34%	N/A
C With CDSC (1% for 12 months) (v)	1.46%	4.00%	5.03%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period (change effective as of June 15, 2021):

	2/28/22	2/28/21
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%	25%
Bloomberg U.S. Credit Bond Index	15%	N/A
Bloomberg U.S. Government/Mortgage Index	10%	20%
JPMorgan Emerging Markets Bond Index Global	15%	15%
MSCI All Country World High Dividend Yield Index (net div)	20%	20%
MSCI US REIT Index (net div)	15%	20%
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
Bloomberg U.S. Credit Bond Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
Bloomberg U.S. Government/Mortgage Index(a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
MSCI All Country World High Dividend Yield Index(e) (net div) – is designed to reflect the performance of developed and emerging markets equities with higher-than-average dividend income and quality characteristics.
MSCI US REIT Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2021 through February 28, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/21	Ending Account Value 2/28/22	Expenses Paid During Period (p) 9/01/21-2/28/22
A	Actual	0.99%	$1,000.00	$958.88	$4.81
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
C	Actual	1.74%	$1,000.00	$955.93	$8.44
	Hypothetical (h)	1.74%	$1,000.00	$1,016.17	$8.70
I	Actual	0.74%	$1,000.00	$960.10	$3.60
	Hypothetical (h)	0.74%	$1,000.00	$1,021.12	$3.71
R1	Actual	1.74%	$1,000.00	$955.21	$8.44
	Hypothetical (h)	1.74%	$1,000.00	$1,016.17	$8.70
R2	Actual	1.24%	$1,000.00	$957.67	$6.02
	Hypothetical (h)	1.24%	$1,000.00	$1,018.65	$6.21
R3	Actual	0.99%	$1,000.00	$958.93	$4.81
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
R4	Actual	0.74%	$1,000.00	$960.14	$3.60
	Hypothetical (h)	0.74%	$1,000.00	$1,021.12	$3.71
R6	Actual	0.63%	$1,000.00	$960.58	$3.06
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Portfolio of Investments
2/28/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 39.5%
Aerospace & Defense – 0.2%
General Dynamics Corp.	28,794	$ 6,750,753
Alcoholic Beverages – 0.1%
Kirin Holdings Co. Ltd.	183,200	$ 3,044,106
Apparel Manufacturers – 0.1%
Compagnie Financiere Richemont S.A.	17,609	$ 2,402,013
Automotive – 0.4%
Ford Otomotiv Sanayi S.A.	118,587	$ 2,310,006
Magna International, Inc. (l)	58,726	4,363,098
Toyota Motor Corp.	311,300	5,662,698
		$12,335,802
Biotechnology – 0.1%
Biogen, Inc. (a)	11,668	$ 2,462,065
Gilead Sciences, Inc.	27,210	1,643,484
		$4,105,549
Business Services – 0.1%
Amdocs Ltd.	65,559	$ 5,159,493
Computer Software – 0.4%
Microsoft Corp.	49,838	$ 14,891,096
Computer Software - Systems – 1.0%
Asustek Computer, Inc.	143,000	$ 1,894,935
Hitachi Ltd.	179,800	8,867,755
Hon Hai Precision Industry Co. Ltd.	2,584,000	9,517,495
Lenovo Group Ltd.	3,700,000	4,140,325
Samsung Electronics Co. Ltd.	153,747	9,276,176
		$33,696,686
Construction – 2.4%
American Homes 4 Rent, “A”, REIT	597,022	$ 22,692,806
AvalonBay Communities, Inc., REIT	119,148	28,427,521
ICA Tenedora S.A. de C.V. (a)(u)	560,019	464,837
Mid-America Apartment Communities, Inc., REIT	127,992	26,188,443
Otis Worldwide Corp.	48,386	3,790,076
		$81,563,683

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.0%
Colgate-Palmolive Co.	187,892	$ 14,458,290
Kimberly-Clark Corp.	145,975	18,998,646
		$33,456,936
Electrical Equipment – 0.2%
Schneider Electric SE	43,544	$ 6,824,578
Electronics – 1.3%
Intel Corp.	40,327	$ 1,923,598
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	142,177	15,214,361
Texas Instruments, Inc.	152,300	25,889,477
		$43,027,436
Energy - Integrated – 0.5%
China Petroleum & Chemical Corp.	29,908,000	$ 14,821,223
LUKOIL PJSC, ADR	17,902	336,737
Suncor Energy, Inc. (l)	100,233	3,065,113
		$18,223,073
Food & Beverages – 1.9%
Archer Daniels Midland Co.	76,864	$ 6,029,981
Coca-Cola FEMSA S.A.B. de C.V.	43,052	2,370,443
General Mills, Inc.	343,832	23,184,592
J.M. Smucker Co.	163,176	21,987,966
JBS S.A.	345,714	2,408,462
Nestle S.A.	49,708	6,492,230
		$62,473,674
Food & Drug Stores – 0.4%
Albertsons Cos., Inc., “A”	166,688	$ 4,858,955
Tesco PLC	2,569,286	9,986,805
		$14,845,760
Forest & Paper Products – 0.9%
Rayonier, Inc., REIT	371,454	$ 14,746,724
Weyerhaeuser Co., REIT	395,430	15,374,318
		$30,121,042
Gaming & Lodging – 0.2%
International Game Technology PLC	155,586	$ 4,764,043
Tabcorp Holdings Ltd.	421,513	1,527,663
		$6,291,706

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
General Merchandise – 0.2%
BIM Birlesik Magazalar A.S.	569,323	$ 3,006,991
Wal-Mart de Mexico S.A.B. de C.V.	778,211	2,959,945
		$5,966,936
Insurance – 1.7%
China Pacific Insurance Co. Ltd.	661,400	$ 1,840,843
Equitable Holdings, Inc.	226,987	7,413,396
Everest Re Group Ltd.	13,987	4,171,203
Hartford Financial Services Group, Inc.	94,315	6,553,006
Manulife Financial Corp.	1,047,504	21,222,803
MetLife, Inc.	104,184	7,037,629
Samsung Fire & Marine Insurance Co. Ltd.	48,404	7,735,454
		$55,974,334
Internet – 0.1%
Gartner, Inc. (a)	7,384	$ 2,070,621
Leisure & Toys – 0.3%
Brunswick Corp.	50,604	$ 4,833,694
DeNA Co. Ltd.	84,400	1,299,318
Nintendo Co. Ltd.	5,500	2,780,566
Polaris, Inc.	11,729	1,425,191
		$10,338,769
Machinery & Tools – 0.5%
Eaton Corp. PLC	96,806	$ 14,936,198
GEA Group AG	51,734	2,266,323
		$17,202,521
Major Banks – 1.7%
BNP Paribas	96,704	$ 5,693,626
China Construction Bank Corp.	9,091,000	6,817,145
DBS Group Holdings Ltd.	915,000	22,965,215
Erste Group Bank AG	105,973	3,801,123
UBS AG	926,475	17,057,606
		$56,334,715
Medical & Health Technology & Services – 2.0%
Encompass Health Corp.	215,260	$ 14,211,465
McKesson Corp.	59,977	16,491,276
Medical Properties Trust, Inc., REIT	424,655	8,637,483
Sonic Healthcare Ltd.	65,740	1,690,325
Welltower, Inc., REIT	305,221	25,421,857
		$66,452,406

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 1.5%
Fortescue Metals Group Ltd.	424,397	$ 5,621,099
Glencore PLC	587,854	3,486,822
POSCO	14,433	3,469,513
Rio Tinto PLC	350,029	27,192,446
Vale S.A.	630,900	11,301,018
		$51,070,898
Natural Gas - Distribution – 0.1%
UGI Corp.	102,399	$ 3,936,218
Natural Gas - Pipeline – 0.2%
Equitrans Midstream Corp.	351,526	$ 2,253,282
Pembina Pipeline Corp. (l)	109,411	3,720,405
		$5,973,687
Network & Telecom – 1.2%
Equinix, Inc., REIT	56,561	$ 40,143,039
Other Banks & Diversified Financials – 0.3%
Hana Financial Group, Inc.	57,998	$ 2,349,152
Sberbank of Russia PJSC, ADR	434,601	458,721
SLM Corp.	323,307	6,369,148
Tisco Financial Group PCL	985,300	2,947,607
		$12,124,628
Pharmaceuticals – 3.8%
Bayer AG	193,147	$ 11,155,319
Johnson & Johnson	184,748	30,403,978
Merck & Co., Inc.	402,511	30,824,292
Novartis AG	120,552	10,560,623
Organon & Co.	180,444	6,735,975
Pfizer, Inc.	86,466	4,058,714
Roche Holding AG	86,990	33,184,442
		$126,923,343
Precious Metals & Minerals – 0.0%
Petra Diamonds Ltd. (a)	735,846	$ 1,026,623
Railroad & Shipping – 0.1%
Nippon Yusen Kabushiki Kaisha	25,000	$ 2,329,968
Real Estate – 10.8%
Alexandria Real Estate Equities, Inc., REIT	106,391	$ 20,150,455
Boston Properties, Inc., REIT	126,140	15,428,183
Brixmor Property Group, Inc., REIT	892,989	22,431,884
Douglas Emmett, Inc., REIT	262,453	8,319,760

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Equity Lifestyle Properties, Inc., REIT	319,951	$ 23,874,744
Extra Space Storage, Inc., REIT	179,750	33,819,963
Host Hotels & Resorts, Inc., REIT (a)	1,060,615	19,377,436
National Retail Properties, Inc., REIT	380,677	16,220,647
National Storage Affiliates Trust, REIT	28,044	1,634,124
Phillips Edison & Co., REIT	491,912	15,898,596
Prologis, Inc., REIT	447,828	65,315,714
Simon Property Group, Inc., REIT	220,747	30,365,957
STAG Industrial, Inc., REIT	428,873	16,708,892
STORE Capital Corp., REIT	327,860	10,071,859
Sun Communities, Inc., REIT	137,907	24,961,167
Urban Edge Properties, REIT	937,400	17,079,428
VICI Properties, Inc., REIT	734,038	20,523,702
		$362,182,511
Telecommunications - Wireless – 1.7%
American Tower Corp., REIT	61,266	$ 13,899,417
KDDI Corp.	657,900	21,522,586
SBA Communications Corp., REIT	33,394	10,131,406
Vodafone Group PLC	6,319,124	11,142,307
		$56,695,716
Telephone Services – 0.3%
Hellenic Telecommunications Organization S.A.	340,141	$ 6,788,619
PT Telekom Indonesia	10,973,700	3,308,431
		$10,097,050
Tobacco – 0.7%
British American Tobacco PLC	389,221	$ 17,029,595
Japan Tobacco, Inc.	356,200	6,581,855
		$23,611,450
Utilities - Electric Power – 1.1%
American Electric Power Co., Inc.	34,950	$ 3,168,218
CLP Holdings Ltd.	317,000	3,226,953
Constellation Energy	61,875	2,845,013
E.ON SE	602,104	8,180,972
ENGIE Energía Brasil S.A.	214,300	1,658,509
Exelon Corp.	185,624	7,900,157
Iberdrola S.A.	390,525	4,457,579

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Transmissora Alianca de Energia Eletrica S.A., IEU	744,164	$ 5,695,671
		$37,133,072
Total Common Stocks (Identified Cost, $1,007,009,690)		$ 1,326,801,891
Bonds – 33.5%
Aerospace & Defense – 0.2%
Boeing Co., 5.15%, 5/01/2030	$1,797,000	$ 1,984,865
Boeing Co., 3.75%, 2/01/2050	518,000	481,336
Boeing Co., 5.805%, 5/01/2050	787,000	934,963
DAE Sukuk DIFC Ltd., 3.75%, 2/15/2026 (n)	1,258,000	1,250,326
Raytheon Technologies Corp., 1.9%, 9/01/2031	486,000	442,606
Raytheon Technologies Corp., 2.375%, 3/15/2032	1,796,000	1,704,825
Raytheon Technologies Corp., 3.03%, 3/15/2052	727,000	651,557
		$7,450,478
Airlines – 0.0%
Azul Investments LLP, 7.25%, 6/15/2026 (n)	$1,050,000	$ 941,073
Apparel Manufacturers – 0.1%
Tapestry, Inc., 4.125%, 7/15/2027	$150,000	$ 156,806
Tapestry, Inc., 3.05%, 3/15/2032	1,561,000	1,485,113
		$1,641,919
Asset-Backed & Securitized – 0.7%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.037%, 11/15/2054 (i)	$6,551,388	$ 462,187
ACREC 2021-FL1 Ltd., “A”, FLR, 1.287% (LIBOR - 1mo. + 1.15%), 10/16/2036 (n)	1,091,500	1,085,121
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 1.691% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	998,500	988,499
AREIT 2022-CRE6 Trust, “AS”, FLR, 1.698% (SOFR - 30 day + 1.65%), 11/17/2024 (n)	946,500	943,017
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.637%, 2/15/2054 (i)	3,557,486	401,930
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.154%, 3/15/2054 (i)	6,697,194	524,392
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.999%, 6/15/2054 (i)	6,509,078	402,842
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.271%, 7/15/2054 (i)	7,617,741	684,663
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	514,990	513,078

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.873%, 12/15/2072 (i)(n)	$9,457,797	$ 528,804
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.783%, 4/15/2054 (i)	4,830,330	263,815
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	212,730	213,952
KREF 2018-FT1 Ltd., “A”, FLR, 1.19% (LIBOR - 1mo. + 1.1%), 2/15/2039 (n)	478,500	472,964
KREF 2018-FT1 Ltd., “AS”, FLR, 1.42% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)	526,000	514,175
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 1.941% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	750,000	746,943
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.748% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,390,920	2,378,822
MF1 2020-FL4 Ltd., “A”, FLR, 1.885% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	1,592,000	1,593,431
MF1 2021-FL5 Ltd., “AS”, FLR, 1.385% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	985,000	975,950
MF1 2021-FL5 Ltd., “B”, FLR, 1.635% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	1,241,000	1,226,086
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.836%, 12/15/2051 (i)	9,799,083	462,757
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.299%, 5/15/2054 (i)	2,699,394	239,030
Palmer Square Loan Funding 2020-1A Ltd., “A2”, FLR, 1.83% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	1,308,942	1,307,534
PFP III 2021-7 Ltd., “AS”, FLR, 1.341% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	1,383,931	1,370,389
PFP III 2021-8 Ltd., “A”, FLR, 1.126% (LIBOR - 1mo. + 1%), 8/09/2037 (n)	963,000	954,451
PFP III 2021-8 Ltd., “AS”, FLR, 1.376% (LIBOR - 1mo. + 1.25%), 8/09/2037 (n)	1,010,000	1,001,493
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 1.187% (LIBOR - 1mo. + 1%), 4/25/2038 (z)	738,220	733,416
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 1.386% (LIBOR - 1mo. + 1.2%), 11/25/2036 (z)	359,971	356,484
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 1.687% (LIBOR - 1mo. + 1.5%), 11/25/2036 (z)	109,000	107,530
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.949%, 1/15/2052 (i)(n)	5,591,121	308,897
		$21,762,652

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Automotive – 0.2%
Daimler Trucks Finance North America LLC, 2.5%, 12/14/2031 (n)	$807,000	$ 760,895
Hyundai Capital America, 2.375%, 10/15/2027 (n)	597,000	574,972
Hyundai Capital America, 1.8%, 1/10/2028 (n)	852,000	788,634
Hyundai Capital America, 6.375%, 4/08/2030 (n)	2,715,000	3,231,855
		$5,356,356
Broadcasting – 0.4%
Discovery Communications LLC, 3.625%, 5/15/2030	$1,364,000	$ 1,371,515
Discovery Communications LLC, 4%, 9/15/2055	1,082,000	983,245
Prosus N.V., 3.68%, 1/21/2030 (n)	3,166,000	2,853,201
Prosus N.V., 3.061%, 7/13/2031 (n)	1,227,000	1,028,724
Prosus N.V., 4.193%, 1/19/2032 (n)	881,000	787,387
Prosus N.V., 4.027%, 8/03/2050 (n)	1,149,000	905,299
Prosus N.V., 3.832%, 2/08/2051 (n)	1,747,000	1,320,684
Walt Disney Co., 3.35%, 3/24/2025	1,455,000	1,507,880
Walt Disney Co., 3.5%, 5/13/2040	2,155,000	2,146,760
Walt Disney Co., 3.8%, 5/13/2060	1,364,000	1,406,938
		$14,311,633
Brokerage & Asset Managers – 0.2%
Banco BTG Pactual S.A. (Cayman Islands Branch), 4.5%, 1/10/2025	$1,548,000	$ 1,549,935
Brookfield Finance, Inc., 2.34%, 1/30/2032	2,751,000	2,535,089
Charles Schwab Corp., 1.95%, 12/01/2031	1,178,000	1,085,342
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	2,974,000	2,650,676
Intercontinental Exchange, Inc., 3%, 9/15/2060	591,000	500,467
		$8,321,509
Building – 0.1%
CEMEX S.A.B. de C.V., 3.875%, 7/11/2031 (n)	$1,252,000	$ 1,112,728
GCC S.A.B de C.V., 3.614%, 4/20/2032 (n)	1,646,000	1,584,275
Vulcan Materials Co., 3.5%, 6/01/2030	1,246,000	1,288,211
Vulcan Materials Co., 4.5%, 6/15/2047	739,000	811,518
		$4,796,732
Business Services – 0.5%
Equifax, Inc., 3.1%, 5/15/2030	$2,237,000	$ 2,216,669
Equifax, Inc., 2.35%, 9/15/2031	2,407,000	2,211,272
Equinix, Inc., 2.5%, 5/15/2031	2,649,000	2,449,685
Equinix, Inc., 3%, 7/15/2050	891,000	745,440
Fiserv, Inc., 4.4%, 7/01/2049	682,000	726,959
Mastercard, Inc., 3.85%, 3/26/2050	1,655,000	1,798,892
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)	3,235,000	3,006,415

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Business Services – continued
Visa, Inc., 2.05%, 4/15/2030		$909,000	$ 880,332
Visa, Inc., 2.7%, 4/15/2040		1,818,000	1,709,407
			$15,745,071
Cable TV – 0.2%
Cable Onda S.A., 4.5%, 1/30/2030 (n)		$1,842,000	$ 1,748,380
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		1,352,000	1,615,982
Comcast Corp., 1.5%, 2/15/2031		1,744,000	1,550,263
Comcast Corp., 3.75%, 4/01/2040		909,000	917,868
United Group B.V., 4.625%, 8/15/2028 (n)	EUR	367,000	382,634
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)		$1,273,000	1,259,799
			$7,474,926
Chemicals – 0.3%
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)		$1,795,000	$ 1,659,118
RPM International, Inc., 4.55%, 3/01/2029		217,000	235,892
RPM International, Inc., 4.25%, 1/15/2048		110,000	117,932
Sasol Financing (USA) LLC, 4.375%, 9/18/2026		1,552,000	1,515,528
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		3,083,000	2,953,514
Sherwin-Williams Co., 4.5%, 6/01/2047		936,000	1,026,699
Synthos S.A., 2.5%, 6/07/2028 (n)	EUR	1,249,000	1,239,973
			$8,748,656
Computer Software – 0.1%
Microsoft Corp., 2.525%, 6/01/2050		$3,182,000	$ 2,823,515
VeriSign, Inc., 4.75%, 7/15/2027		1,502,000	1,548,892
			$4,372,407
Computer Software - Systems – 0.2%
Apple, Inc., 2.05%, 9/11/2026		$3,416,000	$ 3,406,879
Apple, Inc., 1.7%, 8/05/2031		2,384,000	2,209,843
Apple, Inc., 2.65%, 5/11/2050		2,850,000	2,528,582
			$8,145,304
Conglomerates – 0.4%
Carrier Global Corp., 2.722%, 2/15/2030		$1,409,000	$ 1,370,264
Carrier Global Corp., 3.377%, 4/05/2040		1,282,000	1,204,915
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		5,300,000	5,326,500
Otis Worldwide Corp., 2.565%, 2/15/2030		2,127,000	2,056,116
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		1,927,000	2,094,812
			$12,052,607

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Construction – 0.0%
Seazen Group Ltd., 4.45%, 7/13/2025		$1,614,000	$ 959,523
Consumer Products – 0.1%
Hasbro, Inc., 3.9%, 11/19/2029		$1,321,000	$ 1,382,582
Mattel, Inc., 3.75%, 4/01/2029 (n)		873,000	873,873
			$2,256,455
Consumer Services – 0.2%
B2W Digital Lux S.à r.l., 4.375%, 12/20/2030 (n)		$1,498,000	$ 1,295,770
Booking Holdings, Inc., 3.55%, 3/15/2028		764,000	809,706
Conservation Fund, 3.474%, 12/15/2029		1,031,000	1,064,242
Meituan, 2.125%, 10/28/2025 (n)		865,000	795,091
Meituan, 3.05%, 10/28/2030 (n)		1,511,000	1,260,439
			$5,225,248
Containers – 0.1%
Can-Pack S.A., 3.875%, 11/15/2029 (n)		$806,000	$ 739,505
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		412,000	400,670
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 2.375%, 11/01/2027 (n)	EUR	445,000	469,119
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)		$2,000,000	1,825,000
			$3,434,294
Electrical Equipment – 0.0%
Arrow Electronics, Inc., 3.875%, 1/12/2028		$307,000	$ 319,404
Electronics – 0.2%
Broadcom, Inc., 3.469%, 4/15/2034 (n)		$854,000	$ 824,387
Broadcom, Inc., 3.187%, 11/15/2036 (n)		2,395,000	2,224,194
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.4%, 5/01/2030 (n)		2,036,000	2,055,306
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.125%, 2/15/2042 (n)		1,216,000	1,096,616
			$6,200,503
Emerging Market Quasi-Sovereign – 3.4%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047		$1,915,000	$ 2,096,136
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 5.125%, 8/11/2061 (n)		1,651,000	1,502,410
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)		281,000	320,870
Autoridad del Canal de Panama, 4.95%, 7/29/2035		1,220,000	1,393,103
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		1,500,000	1,533,765
Banco Nacional de Panama, 2.5%, 8/11/2030 (n)		241,000	212,080

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Bulgarian Energy Holding EAD, 2.45%, 7/22/2028	EUR	1,104,000	$ 1,153,884
China Construction Bank Corp., 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029		$1,764,000	1,828,588
China Development Bank Financial Leasing Co. Ltd., 2.875% to 9/28/2025, FLR (CMT - 1yr. + 2.75%) to 9/28/2030		1,618,000	1,599,393
Comision Federal de Electricidad (United Mexican States), 4.688%, 5/15/2029 (n)		1,623,000	1,606,770
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031 (n)		1,360,000	1,207,014
Comision Federal de Electricidad (United Mexican States), 3.875%, 7/26/2033 (n)		1,391,000	1,234,179
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028 (n)		935,000	898,860
Development Bank of Kazakhstan JSC, 2.95%, 5/06/2031		1,264,000	1,149,886
DP World Salaam (United Arab Emirates), 6% to 1/01/2026, FLR (CMT - 5yr. + 5.75%) to 1/01/2031, FLR (CMT - 5yr. + 6.75%) to 1/01/2070		2,760,000	2,887,650
Ecopetrol S.A. (Republic of Colombia), 5.375%, 6/26/2026		2,155,000	2,209,759
Ecopetrol S.A. (Republic of Colombia), 6.875%, 4/29/2030		1,273,000	1,332,118
Ecopetrol S.A. (Republic of Colombia), 4.625%, 11/02/2031		1,360,000	1,218,560
Emirates NBD Bank PJSC, 6.125% to 7/09/2026, FLR (Swap Rate - 6yr. + 5.702%) to 1/09/2170		1,170,000	1,231,776
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)		1,694,000	1,710,957
Empresa Nacional del Petroleo (Republic of Chile), 4.375%, 10/30/2024 (n)		2,469,000	2,552,353
Empresa Nacional del Petroleo (Republic of Chile), 3.45%, 9/16/2031 (n)		1,391,000	1,280,311
Empresas Publicas de Medellin E.S.P., 4.375%, 2/15/2031 (n)		1,193,000	1,033,448
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026		3,292,000	3,398,990
EQUATE Petrochemical B.V. (State of Kuwait), 2.625%, 4/28/2028 (n)		548,000	517,860
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		2,885,000	2,938,615
Export-Import Bank of India, 2.25%, 1/13/2031 (n)		2,354,000	2,072,650
Greenko Dutch B.V. (Republic of India), 3.85%, 3/29/2026 (n)		1,175,105	1,143,377
Greenko Power II Ltd. (Republic of India), 4.3%, 12/13/2028 (n)		1,204,000	1,142,837

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Huarong Finance 2017 Co. Ltd. (People's Republic of China), 4.95%, 11/07/2047	$1,673,000	$ 1,409,502
Huarong Finance 2019 Co. Ltd. (People's Republic of China), 3.25%, 11/13/2024	2,684,000	2,543,090
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	2,640,000	2,394,058
Indian Railway Finance Corp., 3.57%, 1/21/2032 (n)	738,000	713,462
Industrial & Commercial Bank of China Ltd., 4.875%, 9/21/2025	1,689,000	1,813,316
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025	1,553,000	1,487,991
Krung Thai Bank PLC (Cayman Islands Branch), 4.4% to 3/25/2026, FLR (CMT - 5yr. + 3.53%) to 9/25/2169	1,612,000	1,547,520
MEGlobal Canada ULC (State of Kuwait), 5.875%, 5/18/2030 (n)	910,000	1,031,030
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)(u)	3,111,000	974,281
NBK SPC Ltd. (State of Kuwait), 1.625% to 9/15/2026, FLR (SOFR - 1 day + 1.05%) to 9/15/2027 (n)	1,664,000	1,562,113
NPC Ukrenergo (Ukraine), 6.875%, 11/09/2026 (n)(u)	905,000	285,075
OCP S.A. (Republic of Madagascar), 6.875%, 4/25/2044	2,448,000	2,474,928
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)	1,113,000	979,440
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)	2,245,000	1,807,629
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031 (n)	3,227,000	3,086,884
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)	1,210,000	1,225,125
Petroleos Mexicanos, 6.49%, 1/23/2027	1,374,000	1,413,846
Petroleos Mexicanos, 6.84%, 1/23/2030	3,174,000	3,183,998
Petroleos Mexicanos, 6.7%, 2/16/2032 (n)	1,545,000	1,490,770
Petroleos Mexicanos, 6.75%, 9/21/2047	3,572,000	2,967,260
Petroleos Mexicanos, 7.69%, 1/23/2050	6,564,000	5,896,408
Petroleos Mexicanos, 6.95%, 1/28/2060	3,229,000	2,680,070
PJSC State Savings Bank of Ukraine, 9.375%, 3/10/2023 (u)	884,100	572,579
PJSC State Savings Bank of Ukraine, 9.625%, 3/20/2025 (u)	746,200	537,264
PT Bank Negara Indonesia (Persero) Tbk, 3.75%, 3/30/2026	1,293,000	1,272,523
PT Indonesia Asahan Aluminium (Persero), 4.75%, 5/15/2025 (n)	1,905,000	1,946,186
PT Indonesia Asahan Aluminium (Persero), 5.8%, 5/15/2050 (n)	1,191,000	1,204,399

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
PT Pertamina (Persero) (Republic of Indonesia), 6.45%, 5/30/2044		$1,662,000	$ 1,952,989
PT Perusahaan Listrik Negara (Republic of Indonesia), 6.15%, 5/21/2048 (n)		1,317,000	1,450,096
Qatar Petroleum, 2.25%, 7/12/2031 (n)		1,397,000	1,315,918
Qatar Petroleum, 3.125%, 7/12/2041 (n)		1,292,000	1,214,645
Qatar Petroleum, 3.3%, 7/12/2051 (n)		1,053,000	991,305
SA Global Sukuk Ltd. (Kingdom of Saudi Arabia), 2.694%, 6/17/2031 (n)		593,000	573,933
Saudi Arabian Oil Co., 3.5%, 11/24/2070 (n)		1,098,000	960,860
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)		5,170,000	5,779,543
State Oil Company of the Azerbaijan Republic, 4.75%, 3/13/2023		3,933,000	3,984,011
Sweihan PV Power Co. PJSC, 3.625%, 1/31/2049 (n)		1,025,000	978,875
Uzbekneftegaz JSC (Republic of Uzbekistan), 4.75%, 11/16/2028 (n)		1,236,000	1,071,699
			$113,182,820
Emerging Market Sovereign – 7.4%
Arab Republic of Egypt, 0%, 8/02/2022	EGP	15,400,000	$ 934,164
Arab Republic of Egypt, 5.8%, 9/30/2027 (n)		$1,211,000	1,064,280
Arab Republic of Egypt, 6.588%, 2/21/2028		1,753,000	1,562,116
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		1,396,000	1,249,950
Arab Republic of Egypt, 7.625%, 5/29/2032 (n)		3,321,000	2,772,371
Arab Republic of Egypt, 7.3%, 9/30/2033 (n)		1,701,000	1,389,128
Arab Republic of Egypt, 7.903%, 2/21/2048 (n)		1,492,000	1,094,883
Arab Republic of Egypt, 7.903%, 2/21/2048		2,991,000	2,194,903
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)		1,710,000	1,343,342
Arab Republic of Egypt, 7.5%, 2/16/2061 (n)		1,617,000	1,149,920
Dominican Republic, 6.875%, 1/29/2026		3,004,000	3,274,390
Dominican Republic, 5.95%, 1/25/2027		3,057,000	3,168,611
Dominican Republic, 6%, 7/19/2028 (n)		3,561,000	3,673,207
Dominican Republic, 5.5%, 2/22/2029 (n)		1,714,000	1,704,419
Dominican Republic, 4.875%, 9/23/2032 (n)		3,806,000	3,463,498
Dominican Republic, 6%, 2/22/2033 (n)		2,048,000	2,009,866
Dominican Republic, 5.3%, 1/21/2041 (n)		1,002,000	859,225
Dominican Republic, 5.875%, 1/30/2060 (n)		2,282,000	1,922,608
Dominican Republic, 5.875%, 1/30/2060		2,407,000	2,027,922
Federal Republic of Nigeria, 7.625%, 11/21/2025		1,042,000	1,102,957
Federal Republic of Nigeria, 6.5%, 11/28/2027 (n)		2,571,000	2,444,841
Federal Republic of Nigeria, 6.125%, 9/28/2028 (n)		1,457,000	1,334,764
Federal Republic of Nigeria, 7.143%, 2/23/2030 (n)		521,000	487,930

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Federal Republic of Nigeria, 7.375%, 9/28/2033 (n)		$1,839,000	$ 1,626,761
Federal Republic of Nigeria, 7.696%, 2/23/2038		969,000	815,414
Federative Republic of Brazil, 10%, 1/01/2023	BRL	14,946,000	2,846,870
Federative Republic of Brazil, 4.75%, 1/14/2050		$1,053,000	879,571
Government of Jamaica, 8%, 3/15/2039		1,613,000	2,137,225
Government of Jamaica, 7.875%, 7/28/2045		1,935,000	2,563,875
Government of Romania, 2.625%, 12/02/2040 (n)	EUR	602,000	496,997
Government of Ukraine, 7.75%, 9/01/2024 (n)(u)		$2,600,000	765,788
Government of Ukraine, 7.75%, 9/01/2026 (u)		3,434,000	1,080,319
Government of Ukraine, 6.876%, 5/21/2029 (u)		598,000	174,533
Government of Ukraine, 4.375%, 1/27/2030 (n)(u)	EUR	1,074,000	373,911
Government of Ukraine, 7.253%, 3/15/2033 (u)		$3,089,000	913,263
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040 (u)		6,063,000	1,156,820
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030 (n)		2,432,000	2,280,384
Hashemite Kingdom of Jordan, 7.375%, 10/10/2047		2,519,000	2,280,325
Islamic Republic of Pakistan, 6%, 4/08/2026 (n)		1,550,000	1,417,475
Islamic Republic of Pakistan, 8.875%, 4/08/2051 (n)		1,504,000	1,255,389
Kingdom of Morocco, 1.375%, 3/30/2026 (n)	EUR	1,001,000	1,079,171
Kingdom of Morocco, 2.375%, 12/15/2027 (n)		$1,562,000	1,433,604
Kingdom of Morocco, 3%, 12/15/2032		1,357,000	1,178,894
Kingdom of Morocco, 4%, 12/15/2050 (n)		1,126,000	888,133
Kingdom of Morocco, 4%, 12/15/2050		1,762,000	1,389,778
Kingdom of Saudi Arabia, 2.25%, 2/02/2033 (n)		1,288,000	1,211,364
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)		1,445,000	1,300,500
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	82,019,000	1,961,307
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$2,499,000	2,747,051
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	53,264,000	1,252,667
Oriental Republic of Uruguay, Inflation Linked Bond, 3.875%, 7/02/2040		86,483,830	2,377,763
Republic of Angola, 9.375%, 5/08/2048		$2,905,000	2,738,340
Republic of Angola, 9.125%, 11/26/2049		3,425,000	3,177,715
Republic of Argentina, 0.5%, 7/09/2030		1,517,982	484,236
Republic of Argentina, 1.125%, 7/09/2035		2,781,057	823,193
Republic of Argentina, 2%, 1/09/2038		6,106,000	2,259,220
Republic of Benin, 4.875%, 1/19/2032 (n)	EUR	1,060,000	1,057,217
Republic of Benin, 6.875%, 1/19/2052 (n)		1,419,000	1,402,037
Republic of Cameroon, 5.95%, 7/07/2032		1,136,000	1,111,134
Republic of Chile, 2.75%, 1/31/2027		$628,000	628,873
Republic of Chile, 2.55%, 7/27/2033		1,604,000	1,461,324
Republic of Chile, 3.5%, 1/31/2034		424,000	420,383
Republic of Colombia, 5.75%, 11/03/2027	COP	11,984,300,000	2,589,756
Republic of Colombia, 3.125%, 4/15/2031		$1,056,000	894,949

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Colombia, 3.25%, 4/22/2032		$2,274,000	$ 1,902,269
Republic of Costa Rica, 6.125%, 2/19/2031		1,624,000	1,615,880
Republic of Costa Rica, 7%, 4/04/2044		1,207,000	1,155,703
Republic of Costa Rica, 7.158%, 3/12/2045		3,275,000	3,165,320
Republic of Cote d'Ivoire, 5.25%, 3/22/2030 (n)	EUR	2,432,000	2,528,363
Republic of Cote d'Ivoire, 5.875%, 10/17/2031 (n)		1,678,000	1,734,346
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)		1,724,000	1,646,366
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)		2,193,000	2,232,928
Republic of Cote d'Ivoire, 6.875%, 10/17/2040		989,000	1,007,007
Republic of Cote d'Ivoire, 6.625%, 3/22/2048 (n)		602,000	576,646
Republic of Croatia, 2.75%, 1/27/2030		1,000,000	1,149,281
Republic of Croatia, 1.75%, 3/04/2041		1,325,000	1,266,522
Republic of Ecuador, 0%, 7/31/2030 (n)		$532,211	312,679
Republic of Ecuador, 5%, 7/31/2030		1,965,000	1,719,375
Republic of Ecuador, 1%, 7/31/2035 (n)		3,587,406	2,531,848
Republic of Ecuador, 1%, 7/31/2035		4,854,000	3,425,759
Republic of Ecuador, 0.5%, 7/31/2040 (n)		3,326,765	2,068,449
Republic of Ecuador, 0.5%, 7/31/2040		6,176,000	3,839,990
Republic of Gabon, 7%, 11/24/2031 (n)		1,215,000	1,114,155
Republic of Gabon, 7%, 11/24/2031		937,000	859,229
Republic of Ghana, 7.75%, 4/07/2029 (n)		1,182,000	803,169
Republic of Ghana, 7.75%, 4/07/2029		262,000	178,029
Republic of Ghana, 8.625%, 4/07/2034		1,170,000	772,200
Republic of Ghana, 7.875%, 2/11/2035		2,325,000	1,519,215
Republic of Guatemala, 4.9%, 6/01/2030		4,648,000	4,671,240
Republic of Guatemala, 5.375%, 4/24/2032 (n)		880,000	906,400
Republic of Guatemala, 3.7%, 10/07/2033 (n)		1,018,000	922,563
Republic of Guatemala, 4.65%, 10/07/2041 (n)		808,000	739,328
Republic of Guatemala, 6.125%, 6/01/2050		2,624,000	2,702,720
Republic of Hungary, 1.75%, 6/05/2035	EUR	2,896,000	2,937,694
Republic of India, 7.27%, 4/08/2026	INR	269,280,000	3,725,372
Republic of Indonesia, 1.1%, 3/12/2033	EUR	1,082,000	1,060,039
Republic of Indonesia, 4.35%, 1/11/2048		$1,978,000	2,015,958
Republic of Kenya, 7%, 5/22/2027 (n)		1,709,000	1,640,025
Republic of Kenya, 8%, 5/22/2032		3,895,000	3,671,466
Republic of Kenya, 8.25%, 2/28/2048 (n)		1,974,000	1,704,549
Republic of Kenya, 8.25%, 2/28/2048		1,785,000	1,541,348
Republic of North Macedonia, 1.625%, 3/10/2028 (n)	EUR	1,618,000	1,627,685
Republic of Panama, 3.362%, 6/30/2031 (n)		$1,539,000	1,474,362
Republic of Panama, 2.252%, 9/29/2032		2,191,000	1,935,398
Republic of Panama, 4.5%, 1/19/2063		1,439,000	1,368,000
Republic of Paraguay, 3.849%, 6/28/2033 (n)		612,000	583,854
Republic of Paraguay, 6.1%, 8/11/2044		4,048,000	4,351,641

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Paraguay, 5.6%, 3/13/2048		$2,372,000	$ 2,383,884
Republic of Paraguay, 5.4%, 3/30/2050 (n)		1,944,000	1,914,859
Republic of Philippines, 1.2%, 4/28/2033	EUR	2,353,000	2,367,084
Republic of Philippines, 1.75%, 4/28/2041		1,891,000	1,834,045
Republic of Romania, 1.75%, 7/13/2030 (n)		1,556,000	1,454,136
Republic of Romania, 2.124%, 7/16/2031		1,290,000	1,208,275
Republic of Romania, 2%, 1/28/2032 (n)		3,455,000	3,119,667
Republic of Romania, 2%, 1/28/2032		1,150,000	1,038,384
Republic of Romania, 2%, 4/14/2033 (n)		3,229,000	2,786,755
Republic of Romania, 3.75%, 2/07/2034 (n)		813,000	829,976
Republic of Romania, 2.75%, 4/14/2041 (n)		1,029,000	849,460
Republic of Rwanda, 5.5%, 8/09/2031 (n)		$793,000	742,048
Republic of Senegal, 4.75%, 3/13/2028 (n)	EUR	1,883,000	1,974,184
Republic of Senegal, 5.375%, 6/08/2037 (n)		633,000	584,036
Republic of Senegal, 6.75%, 3/13/2048		$1,061,000	891,601
Republic of Serbia, 3.125%, 5/15/2027 (n)	EUR	1,566,000	1,716,370
Republic of Serbia, 1.65%, 3/03/2033 (n)		1,574,000	1,360,729
Republic of Serbia, 2.05%, 9/23/2036 (n)		1,516,000	1,263,812
Republic of South Africa, 8%, 1/31/2030	ZAR	37,114,000	2,221,369
Republic of South Africa, 8.25%, 3/31/2032		33,855,000	1,978,913
Republic of South Africa, 5.65%, 9/27/2047		$1,596,000	1,371,602
Republic of South Africa, 5.75%, 9/30/2049		1,359,000	1,171,974
Republic of Sri Lanka, 6.125%, 6/03/2025		4,379,000	2,145,710
Republic of Sri Lanka, 7.55%, 3/28/2030		2,892,000	1,272,480
Republic of Turkey, 4.75%, 1/26/2026		1,172,000	1,069,626
Republic of Turkey, 5.875%, 6/26/2031		1,223,000	1,035,270
Republic of Turkey, 5.75%, 5/11/2047		2,106,000	1,511,409
Republic of Uzbekistan, 3.7%, 11/25/2030 (n)		1,498,000	1,295,770
Republic of Uzbekistan, 3.9%, 10/19/2031 (n)		835,000	701,400
Russian Federation, 4.25%, 6/23/2027		3,000,000	1,050,000
State of Qatar, 3.75%, 4/16/2030 (n)		1,818,000	1,962,531
State of Qatar, 5.103%, 4/23/2048 (n)		2,326,000	2,919,139
State of Qatar, 4.817%, 3/14/2049 (n)		1,236,000	1,500,405
Sultanate of Oman, 6%, 8/01/2029		1,515,000	1,555,541
Sultanate of Oman, 6.25%, 1/25/2031		1,488,000	1,543,621
Sultanate of Oman, 6.5%, 3/08/2047		1,603,000	1,499,190
Sultanate of Oman, 6.75%, 1/17/2048		4,752,000	4,554,526
Sultanate of Oman, 7%, 1/25/2051 (n)		3,249,000	3,208,907
Sultanate of Oman, 7%, 1/25/2051		1,260,000	1,244,452
United Mexican States, 2.659%, 5/24/2031		1,818,000	1,669,797
United Mexican States, 3.5%, 2/12/2034		1,435,000	1,349,632
United Mexican States, 4.28%, 8/14/2041		972,000	912,407

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
United Mexican States, 4.4%, 2/12/2052	$1,036,000	$ 952,809
		$249,884,979
Energy - Independent – 0.6%
Diamondback Energy, Inc., 3.125%, 3/24/2031	$936,000	$ 913,738
Energean Israel Finance Ltd., 5.375%, 3/30/2028	1,533,000	1,439,487
Energean Israel Finance Ltd., 5.875%, 3/30/2031	1,566,000	1,446,201
Energean PLC, 6.5%, 4/30/2027 (n)	1,565,000	1,478,142
Hess Corp., 5.8%, 4/01/2047	1,364,000	1,632,234
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	2,841,000	2,880,461
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)	1,718,000	1,671,906
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028 (n)	1,636,000	1,593,185
Pioneer Natural Resources Co., 1.9%, 8/15/2030	77,000	69,940
Sierracol Energy Andina LLC, 6%, 6/15/2028 (n)	2,195,000	2,005,374
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)	2,119,000	2,102,069
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026	1,507,000	1,494,959
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)	3,178,000	2,923,989
		$21,651,685
Energy - Integrated – 0.2%
BP Capital Markets America, Inc., 1.749%, 8/10/2030	$872,000	$ 789,872
Cenovus Energy, Inc., 4.4%, 4/15/2029	356,000	380,446
Cenovus Energy, Inc., 2.65%, 1/15/2032	1,012,000	940,112
Cenovus Energy, Inc., 6.75%, 11/15/2039	801,000	1,003,708
Cenovus Energy, Inc., 3.75%, 2/15/2052	238,000	214,742
Eni S.p.A., 4.75%, 9/12/2028 (n)	1,818,000	1,988,548
Eni S.p.A., 4.25%, 5/09/2029 (n)	276,000	293,288
Total Capital International S.A., 3.127%, 5/29/2050	347,000	320,659
		$5,931,375
Financial Institutions – 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$1,425,000	$ 1,448,159
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	434,000	412,029
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041	346,000	320,647
Air Lease Corp., 2.875%, 1/15/2032	2,331,000	2,180,935
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	909,000	934,161
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	855,000	880,453
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	1,636,000	1,542,932

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)	$2,255,000	$ 2,260,637
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)	2,049,000	2,005,459
Sunac China Holdings Ltd., 7.5%, 2/01/2024	1,792,000	716,800
Times China Holdings Ltd., 6.75%, 7/08/2025	1,256,000	427,040
		$13,129,252
Food & Beverages – 0.7%
Agrosuper S.A., 4.6%, 1/20/2032 (n)	$610,000	$ 594,750
Anheuser-Busch InBev Worldwide, Inc., 3.5%, 6/01/2030	1,618,000	1,690,382
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	1,364,000	1,688,917
Aragvi Finance International DAC, 8.45%, 4/29/2026 (n)	1,588,000	1,574,712
Bacardi Ltd., 5.15%, 5/15/2038 (n)	1,036,000	1,189,275
Central America Bottling Co., 5.25%, 4/27/2029 (n)	2,121,000	2,147,513
CIA Cervecerias Unidas S.A., 3.35%, 1/19/2032 (n)	1,439,000	1,383,282
Constellation Brands, Inc., 2.25%, 8/01/2031	1,839,000	1,680,299
Constellation Brands, Inc., 4.1%, 2/15/2048	2,446,000	2,457,591
Grupo Bimbo S.A.B. de C.V., 5.95%, 4/17/2059	1,248,000	1,261,741
JBS Finance Luxembourg S.à r.l., 3.625%, 1/15/2032 (n)	1,297,000	1,176,833
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)	1,304,000	1,388,825
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029 (n)	1,065,000	1,005,413
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.5%, 4/15/2029	1,107,000	1,179,010
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031	1,243,000	1,172,158
PT Indofood CBP Sukses Makmur Tbk, 4.805%, 4/27/2052	1,637,000	1,506,928
SYSCO Corp., 2.4%, 2/15/2030	218,000	208,305
SYSCO Corp., 2.45%, 12/14/2031	1,256,000	1,196,434
SYSCO Corp., 4.45%, 3/15/2048	477,000	507,899
		$25,010,267
Gaming & Lodging – 0.2%
GENM Capital Labuan Ltd., 3.882%, 4/19/2031 (n)	$1,716,000	$ 1,567,360
GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/2032	654,000	613,880
Marriott International, Inc., 4.625%, 6/15/2030	455,000	491,285
Marriott International, Inc., 2.85%, 4/15/2031	1,961,000	1,869,115
Marriott International, Inc., 3.5%, 10/15/2032	1,164,000	1,160,572
Wynn Macau Ltd., 5.625%, 8/26/2028	1,623,000	1,412,927
		$7,115,139

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Industrial – 0.2%
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026 (n)	$2,278,000	$ 2,227,519
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027	1,811,000	1,847,220
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)	1,470,000	1,488,816
Howard University, Washington D.C., 2.738%, 10/01/2022	190,000	190,416
Howard University, Washington D.C., 2.801%, 10/01/2023	209,000	209,535
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	230,000	229,557
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	285,000	280,995
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050	2,127,000	1,827,962
		$8,302,020
Insurance - Health – 0.1%
UnitedHealth Group, Inc., 2.3%, 5/15/2031	$525,000	$ 505,779
UnitedHealth Group, Inc., 4.625%, 7/15/2035	2,782,000	3,205,636
UnitedHealth Group, Inc., 3.25%, 5/15/2051	477,000	463,194
		$4,174,609
Insurance - Property & Casualty – 0.1%
Aon Corp./Aon Global Holdings PLC, 2.05%, 8/23/2031	$2,318,000	$ 2,130,455
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031	187,000	177,351
Marsh & McLennan Cos., Inc., 2.375%, 12/15/2031	479,000	452,228
Willis North America, Inc., 3.875%, 9/15/2049	1,818,000	1,779,428
		$4,539,462
International Market Quasi-Sovereign – 0.1%
Airport Authority Hong Kong, 3.25%, 1/12/2052 (n)	$698,000	$ 655,143
Israel Electric Corp. Ltd., 3.75%, 2/22/2032 (n)	1,246,000	1,231,671
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	1,158,000	1,102,094
		$2,988,908
International Market Sovereign – 0.1%
Government of Bermuda, 2.375%, 8/20/2030 (n)	$1,818,000	$ 1,718,010
Government of Bermuda, 3.375%, 8/20/2050 (n)	1,290,000	1,201,313
		$2,919,323
Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$3,018,000	$ 3,150,809

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – 2.2%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)	$982,000	$ 894,032
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	3,238,000	3,299,181
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	3,227,000	3,299,089
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	950,000	904,678
Bank of America Corp., 3.311% to 4/22/2041, FLR (SOFR - 1 day + 1.58%) to 4/22/2042	2,255,000	2,161,200
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	1,724,000	1,633,537
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	1,818,000	1,815,295
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	1,818,000	1,676,873
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	2,273,000	2,137,327
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR - 1 day + 1.73%) to 5/14/2032 (n)	1,373,000	1,301,912
Goldman Sachs Group, Inc., 2.64% to 2/24/2027, FLR (SOFR - 1 day + 1.114%) to 2/24/2028	1,735,000	1,709,662
Goldman Sachs Group, Inc., 2.65% to 10/21/2031, FLR (SOFR - 1 day + 1.264%) to 10/21/2032	2,804,000	2,659,013
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	725,000	713,677
Goldman Sachs Group, Inc., 2.908%, 7/21/2042	1,896,000	1,683,517
Goldman Sachs Group, Inc., 3.436% to 2/24/2042, FLR (SOFR - 1 day + 1.632%) to 2/24/2043	690,000	664,202
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026	3,637,000	3,545,711
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR - 1 day + 1.947%) to 8/18/2031	3,604,000	3,310,078
HSBC Holdings PLC, 5.25%, 3/14/2044	1,093,000	1,252,892
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	5,000,000	5,220,472
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	1,504,000	1,436,911
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR - 1 day + 2.46%) to 4/22/2041	909,000	854,368
Kasikornbank PLC (Hong Kong Branch), 3.343% to 10/02/2026, FLR (CMT - 5yr. + 1.7%) to 10/02/2031	1,269,000	1,229,416
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	1,798,000	1,706,730

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	$885,000	$ 832,659
Morgan Stanley, 3.125%, 7/27/2026	3,309,000	3,373,045
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	2,782,000	2,876,032
Morgan Stanley, 3.217% to 4/22/2041, FLR (SOFR - 1 day + 1.485%) to 4/22/2042	1,309,000	1,249,510
National Australia Bank Ltd., 3.347% to 1/12/2032, FLR (CMT - 5yr. + 1.7%) to 1/12/2037 (n)	1,743,000	1,663,615
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	2,400,000	2,285,214
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030 (n)	723,000	700,168
Royal Bank of Canada, 2.3%, 11/03/2031	2,566,000	2,426,068
Société Générale S.A., 2.797%, 1/19/2028 (n)	1,226,000	1,190,356
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	1,818,000	1,623,026
Toronto Dominion Bank, 1.25%, 9/10/2026	1,802,000	1,708,279
Toronto Dominion Bank, 2%, 9/10/2031	2,381,000	2,211,274
UBS Group AG, 3.179% to 2/11/2042, FLR (CMT - 1yr. + 1.1%) to 2/11/2043 (n)	1,349,000	1,253,456
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	1,750,000	1,671,993
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	2,705,000	2,739,552
		$72,914,020
Medical & Health Technology & Services – 0.4%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$1,818,000	$ 1,825,589
Alcon, Inc., 2.6%, 5/27/2030 (n)	1,818,000	1,735,245
Becton, Dickinson and Co., 2.823%, 5/20/2030	3,182,000	3,126,671
HCA, Inc., 5.125%, 6/15/2039	1,600,000	1,783,112
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	1,721,000	1,962,053
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	1,407,000	1,295,401
		$11,728,071
Medical Equipment – 0.1%
Boston Scientific Corp., 3.75%, 3/01/2026	$764,000	$ 797,687
Danaher Corp., 2.6%, 10/01/2050	1,545,000	1,325,630
		$2,123,317
Metals & Mining – 0.4%
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	$2,616,000	$ 2,477,687
ArcelorMittal S.A., 4.25%, 7/16/2029	716,000	733,915
Ero Copper Corp., 6.5%, 2/15/2030 (n)	613,000	592,394

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	$2,976,000	$ 3,162,655
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	909,000	836,376
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	918,000	862,182
JSW Steel Ltd., 5.05%, 4/05/2032 (n)	1,876,000	1,737,197
Minsur S.A., 4.5%, 10/28/2031 (n)	814,000	793,650
Petra Diamonds US$ Treasury PLC, 10.5% PIK to 12/31/2022, 10.5% PIK/9.75% Cash to 6/30/2023, 9.75% Cash to 3/08/2026 (n)(p)	1,529,897	1,533,722
		$12,729,778
Midstream – 0.5%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$822,000	$ 837,434
Energy Transfer LP, 4%, 10/01/2027	479,000	495,121
Energy Transfer LP, 3.75%, 5/15/2030	473,000	480,646
Energy Transfer Partners LP, 5.15%, 3/15/2045	1,364,000	1,390,017
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	1,957,300	1,902,548
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	2,156,000	1,946,508
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040 (n)	1,779,000	1,635,991
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040 (n)	1,589,000	1,468,222
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	1,827,000	1,803,139
Plains All American Pipeline LP/PAA Finance Corp., 4.3%, 1/31/2043	1,364,000	1,224,401
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	3,055,000	3,212,688
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	927,000	1,000,037
		$17,396,752
Mortgage-Backed – 3.5%
Fannie Mae, 4.5%, 1/01/2023 - 11/01/2042	$1,677,460	$ 1,818,091
Fannie Mae, 5%, 7/01/2023 - 3/01/2042	3,285,007	3,639,532
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	6,117,663	6,292,718
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	665,050	663,471
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	602,833	59,754
Fannie Mae, 6.5%, 1/01/2033 - 10/01/2037	42,426	46,663
Fannie Mae, 3%, 2/25/2033 (i)	769,568	75,743
Fannie Mae, 5.5%, 5/01/2033 - 5/01/2044	3,136,436	3,508,306
Fannie Mae, 6%, 8/01/2034 - 6/01/2038	159,759	179,489
Fannie Mae, 3.5%, 4/25/2040 - 12/01/2047	2,739,032	2,857,334
Fannie Mae, 4%, 9/01/2040 - 7/01/2043	4,016,314	4,298,297
Fannie Mae, 2%, 10/25/2040 - 5/25/2044	301,801	301,137
Fannie Mae, UMBS, 1.5%, 2/01/2042	42,743	40,262
Fannie Mae, UMBS, 2%, 2/01/2042 - 3/01/2052	4,105,347	3,968,356
Fannie Mae, UMBS, 2.5%, 3/01/2042 - 3/01/2052	5,883,154	5,831,266
Fannie Mae, UMBS, 5.5%, 5/01/2044	511,826	574,796

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, UMBS, 3.5%, 5/01/2049	$540,373	$ 567,576
Fannie Mae, UMBS, 3%, 7/01/2050 - 12/01/2051	497,274	504,960
Freddie Mac, 5%, 4/01/2023 - 12/01/2044	1,691,151	1,879,025
Freddie Mac, 0.895%, 4/25/2024 (i)	16,717,792	265,285
Freddie Mac, 0.604%, 7/25/2024 (i)	23,894,876	232,375
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	1,027,682	1,115,406
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	1,179,411	1,262,342
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	4,325,015	4,533,096
Freddie Mac, 1.367%, 3/25/2027 (i)	2,188,000	137,611
Freddie Mac, 0.576%, 7/25/2027 (i)	45,234,282	1,258,241
Freddie Mac, 0.429%, 8/25/2027 (i)	34,249,798	735,309
Freddie Mac, 0.291%, 1/25/2028 (i)	63,661,441	1,091,265
Freddie Mac, 0.302%, 1/25/2028 (i)	26,243,182	462,840
Freddie Mac, 0.133%, 2/25/2028 (i)	78,448,675	711,161
Freddie Mac, 2.5%, 3/15/2028	257,889	259,112
Freddie Mac, 0.119%, 4/25/2028 (i)	50,447,067	427,181
Freddie Mac, 3%, 6/15/2028 - 3/01/2047	5,494,148	5,635,681
Freddie Mac, 1.089%, 7/25/2029 (i)	8,105,703	572,537
Freddie Mac, 1.143%, 8/25/2029 (i)	14,222,258	1,054,014
Freddie Mac, 1.798%, 4/25/2030 (i)	3,344,437	437,002
Freddie Mac, 1.868%, 4/25/2030 (i)	8,166,315	1,102,691
Freddie Mac, 1.662%, 5/25/2030 (i)	4,373,949	533,146
Freddie Mac, 1.796%, 5/25/2030 (i)	9,928,903	1,305,165
Freddie Mac, 5.5%, 6/01/2030 - 9/01/2041	1,022,481	1,149,590
Freddie Mac, 1.341%, 6/25/2030 (i)	3,957,955	395,131
Freddie Mac, 1.599%, 8/25/2030 (i)	3,506,241	422,071
Freddie Mac, 1.17%, 9/25/2030 (i)	2,193,674	196,101
Freddie Mac, 0.33%, 1/25/2031 (i)	12,736,271	318,678
Freddie Mac, 0.781%, 1/25/2031 (i)	4,987,462	314,664
Freddie Mac, 6%, 8/01/2034 - 10/01/2038	208,633	236,942
Freddie Mac, 5.5%, 2/15/2036 (i)	185,199	32,624
Freddie Mac, 6.5%, 5/01/2037	7,902	8,855
Freddie Mac, 4.5%, 12/15/2040 (i)	65,231	6,195
Freddie Mac, UMBS, 2.5%, 8/01/2040 - 3/01/2052	3,396,325	3,360,643
Freddie Mac, UMBS, 2%, 2/01/2042 - 2/01/2052	3,480,362	3,353,059
Freddie Mac, UMBS, 3%, 2/01/2050 - 1/01/2052	1,383,667	1,409,851
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	156,265	176,222
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	2,432,993	2,657,228
Ginnie Mae, 5.69%, 8/20/2034	524,047	577,355
Ginnie Mae, 4%, 5/16/2039 - 7/20/2049	1,107,765	1,158,944
Ginnie Mae, 3.5%, 10/20/2041 (i)	296,930	19,341
Ginnie Mae, 3.5%, 12/15/2041 - 4/20/2047	3,466,178	3,676,322
Ginnie Mae, 2.5%, 6/20/2042 - 11/20/2051	4,564,896	4,568,530

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 4%, 8/16/2042 (i)	$329,292	$ 45,597
Ginnie Mae, 3%, 4/20/2045 - 9/20/2047	2,621,038	2,690,706
Ginnie Mae, 2%, 1/20/2052	1,795,046	1,757,562
Ginnie Mae, 0.584%, 2/16/2059 (i)	1,129,451	46,411
Ginnie Mae, TBA, 3.5%, 3/15/2052 - 4/21/2052	425,000	438,061
Ginnie Mae, TBA, 4%, 3/15/2052	265,238	275,578
UMBS, TBA, 2%, 3/25/2037 - 4/25/2052	21,825,000	21,084,518
UMBS, TBA, 2.5%, 11/25/2051	4,405,000	4,345,980
UMBS, TBA, 3.5%, 3/14/2052	2,050,000	2,111,180
UMBS, TBA, 3%, 3/25/2052	1,475,000	1,489,750
		$118,561,925
Municipals – 0.2%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 2.746%, 6/01/2034	$855,000	$ 835,825
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 3%, 6/01/2046	825,000	835,524
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B-1”, 1.85%, 6/01/2031	635,000	632,606
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	55,000	55,535
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	255,000	257,941
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	599,796	601,879
Philadelphia, PA, School District, “A”, AGM, 5.995%, 9/01/2030	1,210,000	1,505,983
State of Florida, “A”, 2.154%, 7/01/2030	936,000	908,474
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	1,355,000	1,359,585
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	210,000	206,962
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	175,000	170,889
		$7,371,203

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Natural Gas - Distribution – 0.1%
ENN Clean Energy International Investment Ltd., 3.375%, 5/12/2026 (n)	$1,893,000	$ 1,852,104
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048	2,466,000	2,188,600
NiSource, Inc., 5.65%, 2/01/2045	462,000	553,464
		$4,594,168
Network & Telecom – 0.3%
AT&T, Inc., 2.75%, 6/01/2031	$1,998,000	$ 1,944,489
AT&T, Inc., 3.3%, 2/01/2052	757,000	672,260
AT&T, Inc., 3.55%, 9/15/2055	519,000	470,621
Total Play Telecomunicaciones S.A. de C.V., 6.375%, 9/20/2028 (n)	1,574,000	1,416,915
Verizon Communications, Inc., 2.1%, 3/22/2028	236,000	227,935
Verizon Communications, Inc., 3.15%, 3/22/2030	427,000	428,410
Verizon Communications, Inc., 2.55%, 3/21/2031	2,477,000	2,377,692
Verizon Communications, Inc., 3.4%, 3/22/2041	864,000	832,049
		$8,370,371
Oil Services – 0.1%
Acu Petroleo Luxembourg S.à r.l., 7.5%, 1/13/2032 (n)	$629,000	$ 581,888
Guara Norte S.à r.l., 5.198%, 6/15/2034 (n)	1,230,131	1,131,720
Halliburton Co., 5%, 11/15/2045	909,000	1,010,773
MV24 Capital B.V., 6.748%, 6/01/2034	1,125,225	1,101,033
		$3,825,414
Oils – 0.2%
FS Luxembourg S.à r.l., 10%, 12/15/2025 (n)	$1,740,000	$ 1,800,917
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031 (n)	1,553,000	1,436,525
Puma International Financing S.A., 5%, 1/24/2026	2,372,000	2,324,560
Valero Energy Corp., 2.8%, 12/01/2031	1,219,000	1,151,720
		$6,713,722
Other Banks & Diversified Financials – 0.8%
ABQ Finance Ltd., 2%, 7/06/2026	$961,000	$ 923,213
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025 (n)	1,239,000	1,164,053
Banco de Chile, 2.99%, 12/09/2031 (n)	809,000	757,426
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031 (n)	1,456,000	1,392,591
Banco Industrial S. A., 4.875% to 1/29/2026, FLR (CMT - 5yr. + 4.442%) to 1/29/2031 (n)	1,050,000	1,021,650
Bangkok Bank Public Co. Ltd., 3.466% to 9/23/2031, FLR (CMT - 5yr. + 2.15%) to 9/23/2036 (n)	2,084,000	1,967,900

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)	$1,974,000	$ 1,890,105
Bank Leumi le-Israel B.M., 3.275% to 1/29/2026, FLR (CMT - 5yr. + 1.631%) to 1/29/2031 (n)	3,963,000	3,796,554
BBVA Bancomer S.A./Texas, 5.875%, 9/13/2034 (n)	823,000	817,651
BPCE S.A., 1.652% to 10/06/2025, FLR (SOFR + 1.52%) to 10/06/2026 (n)	2,670,000	2,547,152
Commercial Bank PSQC, 4.5% to 9/03/2026, FLR (CMT - 5yr. + 3.874%) to 9/03/2169	2,148,000	2,135,112
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)	1,818,000	1,738,008
NBK Tier 1 Financing Ltd., 3.625% to 2/24/2027, FLR (Swap Rate - 6yr. + 2.875%) to 8/24/2169	1,256,000	1,202,620
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)	1,677,000	1,620,821
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024	3,783,000	3,704,389
		$26,679,245
Railroad & Shipping – 0.0%
Canadian Pacific Railway Co., 3%, 12/02/2041	$323,000	$ 299,662
Canadian Pacific Railway Co., 3.1%, 12/02/2051	480,000	435,168
		$734,830
Real Estate - Apartment – 0.1%
American Homes 4 Rent L.P., REIT, 2.375%, 7/15/2031	$1,118,000	$ 1,027,888
American Homes 4 Rent L.P., REIT, 3.375%, 7/15/2051	1,114,000	955,218
		$1,983,106
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2%, 1/15/2029	$1,314,000	$ 1,216,471
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	1,544,000	1,450,908
		$2,667,379
Real Estate - Other – 0.1%
EPR Properties, REIT, 3.6%, 11/15/2031	$741,000	$ 699,504
Lexington Realty Trust Co., 2.7%, 9/15/2030	1,082,000	1,031,424
Lexington Realty Trust Co., 2.375%, 10/01/2031	641,000	591,444
W.P. Carey, Inc., REIT, 2.45%, 2/01/2032	555,000	515,363
		$2,837,735

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Retail – 0.2%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	$1,573,000	$ 1,631,899
Brixmor Operating Partnership LP, REIT, 2.5%, 8/16/2031	597,000	551,819
STORE Capital Corp., REIT, 2.75%, 11/18/2030	1,909,000	1,801,947
STORE Capital Corp., REIT, 2.7%, 12/01/2031	1,198,000	1,111,614
		$5,097,279
Restaurants – 0.1%
Starbucks Corp., 3%, 2/14/2032	$2,068,000	$ 2,056,155
Retailers – 0.2%
Alibaba Group Holding Ltd., 2.125%, 2/09/2031	$1,975,000	$ 1,777,606
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	1,378,000	1,327,031
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)	1,154,000	1,144,341
Home Depot, Inc., 3.9%, 6/15/2047	1,773,000	1,882,352
MercadoLibre, Inc., 2.375%, 1/14/2026	550,000	515,003
MercadoLibre, Inc., 3.125%, 1/14/2031	507,000	446,353
Nordstrom, Inc., 4.25%, 8/01/2031	882,000	789,708
Nordstrom, Inc., 5%, 1/15/2044	478,000	420,640
		$8,303,034
Specialty Chemicals – 0.0%
Braskem Idesa S.A.P.I., 6.99%, 2/20/2032 (n)	$1,207,000	$ 1,152,685
Specialty Stores – 0.1%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$640,000	$ 615,134
DICK'S Sporting Goods, 4.1%, 1/15/2052	1,171,000	1,024,782
		$1,639,916
Supranational – 0.1%
Inter-American Development Bank, 4.375%, 1/24/2044	$511,000	$ 673,786
West African Development Bank, 4.7%, 10/22/2031 (n)	1,855,000	1,899,520
		$2,573,306
Telecommunications - Wireless – 0.5%
American Tower Corp., REIT, 2.1%, 6/15/2030	$1,765,000	$ 1,598,186
American Tower Corp., REIT, 2.95%, 1/15/2051	1,167,000	957,061
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	1,304,000	1,088,957
Crown Castle International Corp., 4.45%, 2/15/2026	799,000	844,752
Crown Castle International Corp., 3.7%, 6/15/2026	3,355,000	3,463,511
CT Trust, 5.125%, 2/03/2032 (n)	925,000	926,563
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)	512,000	479,079
Rogers Communications, Inc., 3.7%, 11/15/2049	1,709,000	1,527,833
Telefonica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)	1,846,000	1,877,364
Telefonica Celular del Paraguay S.A., 5.875%, 4/15/2027	1,203,000	1,223,439

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
T-Mobile USA, Inc., 3.5%, 4/15/2025	$2,182,000	$ 2,243,140
VEON Holdings B.V., 4%, 4/09/2025 (n)(u)	1,444,000	552,330
		$16,782,215
Transportation - Services – 0.3%
Adani Ports & Special Economic Zone Ltd., 5%, 8/02/2041 (n)	$1,694,000	$ 1,627,291
Cliffton Ltd., 6.25%, 10/25/2025 (n)	2,561,000	2,436,151
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)	1,600,000	1,490,208
ERAC USA Finance LLC, 3.3%, 12/01/2026	2,463,000	2,535,122
Hacienda Investments Ltd. via DME Airport Ltd., 5.35%, 2/08/2028 (n)(u)	609,000	301,455
ICTSI Treasury B.V., 5.875%, 9/17/2025	1,055,000	1,162,009
JSW Infrastructure Ltd., 4.95%, 1/21/2029 (n)	1,065,000	1,037,459
		$10,589,695
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 6.07%, 3/01/2022	$1,368	$ 1,368
Small Business Administration, 5.16%, 2/01/2028	22,756	23,640
Small Business Administration, 2.21%, 2/01/2033	121,725	120,489
Small Business Administration, 2.22%, 3/01/2033	186,973	185,303
Small Business Administration, 3.15%, 7/01/2033	217,017	222,085
Small Business Administration, 3.16%, 8/01/2033	275,281	281,598
Small Business Administration, 3.62%, 9/01/2033	228,395	236,400
		$1,070,883
U.S. Treasury Obligations – 3.2%
U.S. Treasury Bonds, 6.375%, 8/15/2027	$106,000	$ 131,428
U.S. Treasury Bonds, 5.25%, 2/15/2029	2,965,000	3,630,967
U.S. Treasury Bonds, 1.625%, 5/15/2031	4,940,000	4,854,129
U.S. Treasury Bonds, 1.125%, 8/15/2040	3,024,000	2,505,431
U.S. Treasury Bonds, 1.375%, 11/15/2040	1,929,000	1,667,982
U.S. Treasury Bonds, 2.875%, 5/15/2043	6,853,400	7,513,575
U.S. Treasury Bonds, 2.875%, 11/15/2046 (f)	7,328,000	8,132,362
U.S. Treasury Bonds, 2%, 8/15/2051	1,150,000	1,103,102
U.S. Treasury Bonds, 1.875%, 11/15/2051	6,268,500	5,848,315
U.S. Treasury Notes, 1.75%, 6/15/2022	11,589,000	11,631,673
U.S. Treasury Notes, 0.125%, 9/30/2022	6,171,000	6,148,100
U.S. Treasury Notes, 2.5%, 8/15/2023	7,225,000	7,350,026
U.S. Treasury Notes, 0.375%, 10/31/2023	11,653,300	11,454,830
U.S. Treasury Notes, 2.75%, 2/15/2024	7,855,000	8,050,761
U.S. Treasury Notes, 2.5%, 5/15/2024	4,680,000	4,778,170
U.S. Treasury Notes, 0.875%, 9/30/2026	5,600,000	5,383,656
U.S. Treasury Notes, 2.25%, 8/15/2027	8,936,000	9,156,957

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 2.375%, 5/15/2029	$8,149,500	$ 8,454,151
		$107,795,615
Utilities - Electric Power – 1.8%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)	$3,526,000	$ 3,684,670
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)	2,828,125	2,690,197
AES Gener S.A., 7.125% to 7/06/2024, FLR (Swap Rate - 5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate - 5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate - 5yr. + 5.644%) to 3/26/2079	1,802,000	1,802,018
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)	1,885,000	1,882,663
AES Panama Generation Holdings SRL, 4.375%, 5/31/2030 (n)	1,897,000	1,830,795
Alabama Power Co., 3.45%, 10/01/2049	1,609,000	1,533,390
Alfa Desarrollo S.p.A., 4.55%, 9/27/2051 (n)	1,031,000	872,752
American Electric Power Co., Inc., 2.3%, 3/01/2030	955,000	893,189
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	305,000	292,812
Azure Power Energy Ltd., 3.575%, 8/19/2026 (n)	1,132,348	1,092,715
CenterPoint Energy, Inc., 2.65%, 6/01/2031	936,000	895,439
Clean Renewable Power, 4.25%, 3/25/2027 (n)	1,545,000	1,490,925
Dominion Energy, Inc., 2.25%, 8/15/2031	1,172,000	1,084,848
Duke Energy Corp., 3.3%, 6/15/2041	1,936,000	1,772,033
Duke Energy Indiana LLC, 2.75%, 4/01/2050	691,000	586,719
Electricidad Firme de Mexico, 4.9%, 11/20/2026 (n)	1,619,000	1,576,517
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028 (n)	1,480,000	1,436,725
Energuate Trust, 5.875%, 5/03/2027	1,613,000	1,600,177
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030 (n)	1,426,000	1,158,639
Evergy, Inc., 2.9%, 9/15/2029	842,000	835,025
FirstEnergy Corp., 2.65%, 3/01/2030	2,000,000	1,879,320
Florida Power & Light Co., 2.85%, 4/01/2025	477,000	487,143
Florida Power & Light Co., 2.45%, 2/03/2032	734,000	712,824
Florida Power & Light Co., 3.95%, 3/01/2048	1,062,000	1,143,181
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)	1,219,000	1,261,665
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	3,045,000	2,930,287
Listrindo Capital B.V., 4.95%, 9/14/2026	1,877,000	1,881,693
Mercury Chile Holdco LLC, 6.5%, 1/24/2027 (n)	1,039,000	1,002,635
MidAmerican Energy Co., 3.95%, 8/01/2047	1,818,000	1,935,940
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032	1,798,000	1,682,240
NextEra Energy Capital Holdings, Inc., 3.8%, 3/15/2082	928,000	870,826

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Pacific Gas & Electric Co., 3.25%, 2/16/2024	$654,000	$ 658,294
Pacific Gas & Electric Co., 2.5%, 2/01/2031	1,083,000	964,369
Pacific Gas & Electric Co., 4.95%, 7/01/2050	471,000	466,556
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)	1,249,000	1,158,088
Southern California Edison Co., 4.5%, 9/01/2040	454,000	468,179
Southern California Edison Co., 3.65%, 2/01/2050	1,836,000	1,735,779
Star Energy Geothermal (Salak-Darajat) B.V., 4.85%, 10/14/2038 (n)	1,119,000	1,132,081
TermoCandelaria Power Ltd., 7.875%, 1/30/2029 (n)	2,120,750	2,023,747
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	1,536,000	1,532,160
Transelec S.A., 3.875%, 1/12/2029 (n)	3,854,000	3,964,841
Virginia Electric & Power Co., 2.875%, 7/15/2029	2,473,000	2,486,168
		$61,390,264
Utilities - Water – 0.1%
Aegea Finance S.à r.l., 5.75%, 10/10/2024	$1,716,000	$ 1,735,305
Total Bonds (Identified Cost, $1,198,078,860)		$ 1,122,914,786
Preferred Stocks – 0.2%
Computer Software - Systems – 0.2%
Samsung Electronics Co. Ltd. (Identified Cost, $7,543,244)	146,350	$ 8,060,558
Convertible Preferred Stocks – 0.2%
Medical Equipment – 0.2%
Boston Scientific Corp., 5.5%	30,481	$ 3,520,251
Danaher Corp., 4.75%	857	1,556,732
Total Convertible Preferred Stocks (Identified Cost, $4,229,789)		$ 5,076,983
Investment Companies (h) – 27.3%
Bond Funds – 24.1%
MFS High Yield Pooled Portfolio (v)	92,273,163	$ 809,235,637
Money Market Funds – 3.2%
MFS Institutional Money Market Portfolio, 0.06% (v)	106,862,112	$ 106,862,112
Total Investment Companies (Identified Cost, $893,365,106)		$ 916,097,749

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.1%
JPMorgan U.S. Government Money Market Fund, 0.03% (j) (Identified Cost, $2,836,100)	2,836,100	$ 2,836,100

Other Assets, Less Liabilities – (0.8)%		(27,000,455)
Net Assets – 100.0%		$3,354,787,612

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $916,097,749 and $2,465,690,318, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $379,431,943, representing 11.3% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 1.187% (LIBOR - 1mo. + 1%), 4/25/2038	2/14/2022	$731,774	$733,416
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 1.386% (LIBOR - 1mo. + 1.2%), 11/25/2036	11/12/2021	359,971	356,484
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 1.687% (LIBOR - 1mo. + 1.5%), 11/25/2036	11/12/2021	109,000	107,530
Total Restricted Securities			$1,197,430
% of Net assets			0.0%

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
IEU	International Equity Unit
LIBOR	London Interbank Offered Rate
PCL	Public Company Limited
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egypt Pound
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble
THB	Thai Baht
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 2/28/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	9,284,000	USD	1,668,104	JPMorgan Chase Bank N.A.	3/02/2022	$134,020
BRL	4,334,000	USD	806,859	JPMorgan Chase Bank N.A.	3/03/2022	34,208
CLP	2,272,021,450	USD	2,767,080	Goldman Sachs International	4/26/2022	54,294
MXN	25,058,000	USD	1,215,020	JPMorgan Chase Bank N.A.	4/08/2022	205
THB	63,553,000	USD	1,941,557	JPMorgan Chase Bank N.A.	3/17/2022	926
USD	3,000,578	BRL	15,421,171	JPMorgan Chase Bank N.A.	3/03/2022	7,164
USD	1,853,760	BRL	9,284,000	JPMorgan Chase Bank N.A.	3/02/2022	51,636
USD	2,176,687	BRL	11,087,171	JPMorgan Chase Bank N.A.	5/03/2022	60,713
USD	934,559	EUR	832,001	Deutsche Bank AG	4/08/2022	192
USD	56,840,810	EUR	49,968,186	Goldman Sachs International	4/08/2022	724,717

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	1,228,672	EUR	1,078,451	HSBC Bank	4/08/2022	$17,531
USD	912,159	EUR	810,756	Morgan Stanley Capital Services, Inc.	4/08/2022	1,650
USD	1,385,792	INR	103,703,000	Morgan Stanley Capital Services, Inc.	3/14/2022	11,267
USD	1,795,474	KZT	812,901,000	Deutsche Bank AG	5/03/2022	180,729
USD	1,243,005	RUB	95,371,000	Goldman Sachs International	4/25/2022	403,244
						$1,682,496
Liability Derivatives
BRL	15,421,171	USD	3,000,578	BNP Paribas S.A.	3/03/2022	$(7,164)
BRL	11,087,171	USD	2,212,875	JPMorgan Chase Bank N.A.	3/03/2022	(61,273)
BRL	9,284,000	USD	1,822,679	JPMorgan Chase Bank N.A.	5/03/2022	(50,839)
EUR	1,404,000	USD	1,613,799	Deutsche Bank AG	4/08/2022	(37,056)
EUR	1,163,809	USD	1,309,967	HSBC Bank	4/08/2022	(2,967)
EUR	1,342,000	USD	1,542,899	JPMorgan Chase Bank N.A.	4/08/2022	(35,784)
EUR	990,000	USD	1,132,312	Merrill Lynch International	4/08/2022	(20,506)
IDR	1,502,653,589	USD	104,460	JPMorgan Chase Bank N.A.	4/27/2022	(278)
INR	293,697,188	USD	3,922,500	JPMorgan Chase Bank N.A.	3/14/2022	(29,709)
KRW	4,431,487,000	USD	3,691,737	Merrill Lynch International	4/11/2022	(8,396)
KZT	812,902,000	USD	1,822,446	Deutsche Bank AG	5/03/2022	(207,698)
MYR	17,295,572	USD	4,128,610	Barclays Bank PLC	4/11/2022	(15,284)
RUB	95,372,000	USD	1,268,051	JPMorgan Chase Bank N.A.	4/25/2022	(428,281)
USD	2,696,834	BRL	15,421,171	BNP Paribas S.A.	3/03/2022	(295,834)
USD	2,947,624	COP	11,727,389,450	Goldman Sachs International	3/25/2022	(23,627)
USD	6,237,387	INR	476,243,184	Barclays Bank PLC	3/14/2022	(74,949)
USD	1,888,929	THB	63,553,000	JPMorgan Chase Bank N.A.	3/17/2022	(53,555)
USD	4,076,826	ZAR	63,316,608	UBS AG	4/08/2022	(20,436)
						$(1,373,636)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	313	$39,887,937	June – 2022	$306,117
U.S. Treasury Note 2 yr	Long	USD	147	31,638,305	June – 2022	103,986
U.S. Treasury Ultra Bond	Long	USD	52	9,668,750	June – 2022	109,243
						$519,346
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	52	$8,147,750	June – 2022	$(135,474)
U.S. Treasury Note 5 yr	Short	USD	39	4,612,969	June – 2022	(33,515)

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Ultra Note 10 yr	Short	USD	352	$49,747,500	June – 2022	$(586,792)
						$(755,781)
At February 28, 2022, the fund had liquid securities with an aggregate value of $664,752 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 2/28/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $4,229,551 of securities on loan (identified cost, $2,219,697,683)	$2,465,690,318
Investments in affiliated issuers, at value (identified cost, $893,365,106)	916,097,749
Cash	654,174
Restricted cash for MBS/TBA	536,000
Receivables for
Forward foreign currency exchange contracts	1,682,496
Investments sold	3,288,375
TBA sale commitments	21,304,895
Fund shares sold	2,240,047
Interest and dividends	17,336,177
Other assets	8,796
Total assets	$3,428,839,027
Liabilities
Payable to custodian	$465,221
Payables for
Distributions	723,045
Forward foreign currency exchange contracts	1,373,636
Net daily variation margin on open futures contracts	189,798
Investments purchased	6,703,077
TBA purchase commitments	54,586,545
Fund shares reacquired	5,733,116
Collateral for securities loaned, at value (c)	2,836,100
Payable to affiliates
Investment adviser	216,499
Administrative services fee	5,077
Shareholder servicing costs	825,333
Distribution and service fees	82,598
Payable for independent Trustees' compensation	614
Deferred country tax expense payable	37,247
Accrued expenses and other liabilities	273,509
Total liabilities	$74,051,415
Net assets	$3,354,787,612

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$3,094,945,212
Total distributable earnings (loss)	259,842,400
Net assets	$3,354,787,612
Shares of beneficial interest outstanding	259,842,668

(c)	Non-cash collateral is not included.

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,563,026,916	121,040,901	$12.91
Class C	355,639,260	27,556,121	12.91
Class I	1,145,617,439	88,749,313	12.91
Class R1	225,276	17,464	12.90
Class R2	1,646,719	127,564	12.91
Class R3	22,252,894	1,722,914	12.92
Class R4	5,994,894	464,111	12.92
Class R6	260,384,214	20,164,280	12.91

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.48 [100 / 95.75 x $12.91]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 2/28/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends from affiliated issuers	$48,504,703
Interest	44,005,265
Dividends	41,528,799
Other	287,270
Income on securities loaned	15,926
Foreign taxes withheld	(1,448,085)
Total investment income	$132,893,878
Expenses
Management fee	$21,184,479
Distribution and service fees	8,298,454
Shareholder servicing costs	3,362,503
Administrative services fee	473,853
Independent Trustees' compensation	42,846
Custodian fee	356,702
Shareholder communications	208,847
Audit and tax fees	97,255
Legal fees	17,703
Miscellaneous	272,005
Total expenses	$34,314,647
Fees paid indirectly	(812)
Reduction of expenses by investment adviser and distributor	(464,436)
Net expenses	$33,849,399
Net investment income (loss)	$99,044,479

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $20,648 country tax)	$116,685,726
Affiliated issuers	(126,457)
Futures contracts	451,210
Forward foreign currency exchange contracts	2,739,523
Foreign currency	711,859
Net realized gain (loss)	$120,461,861
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $37,247 increase in deferred country tax)	$(61,001,004)
Affiliated issuers	(41,708,261)
Futures contracts	(340,804)
Forward foreign currency exchange contracts	(373,230)
Translation of assets and liabilities in foreign currencies	(53,706)
Net unrealized gain (loss)	$(103,477,005)
Net realized and unrealized gain (loss)	$16,984,856
Change in net assets from operations	$116,029,335
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/22	2/28/21
Change in net assets
From operations
Net investment income (loss)	$99,044,479	$106,181,817
Net realized gain (loss)	120,461,861	(18,075,299)
Net unrealized gain (loss)	(103,477,005)	63,447,015
Change in net assets from operations	$116,029,335	$151,553,533
Total distributions to shareholders	$(174,809,430)	$(106,424,048)
Change in net assets from fund share transactions	$(76,548,918)	$(554,489,316)
Total change in net assets	$(135,329,013)	$(509,359,831)
Net assets
At beginning of period	3,490,116,625	3,999,476,456
At end of period	$3,354,787,612	$3,490,116,625
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$13.14	$12.86	$12.35	$12.10	$12.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.37	$0.37	$0.39	$0.37
Net realized and unrealized gain (loss)	0.07	0.28	0.51	0.33	(0.10)
Total from investment operations	$0.45	$0.65	$0.88	$0.72	$0.27
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.34)	$(0.37)	$(0.39)	$(0.39)
From net realized gain	(0.27)	(0.03)	(0.00)(w)	(0.08)	(0.06)
Total distributions declared to shareholders	$(0.68)	$(0.37)	$(0.37)	$(0.47)	$(0.45)
Net asset value, end of period (x)	$12.91	$13.14	$12.86	$12.35	$12.10
Total return (%) (r)(s)(t)(x)	3.22	5.28	7.20	6.10	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	0.99	0.98	0.99	0.99
Expenses after expense reductions (f)(h)	0.98	0.98	0.97	0.98	0.98
Net investment income (loss)	2.78	2.97	2.86	3.21	2.97
Portfolio turnover	72	111	57	36	44
Net assets at end of period (000 omitted)	$1,563,027	$1,577,032	$1,540,570	$1,315,625	$1,343,257
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$13.14	$12.85	$12.35	$12.09	$12.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.28	$0.30	$0.28
Net realized and unrealized gain (loss)	0.06	0.29	0.49	0.34	(0.11)
Total from investment operations	$0.34	$0.57	$0.77	$0.64	$0.17
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.25)	$(0.27)	$(0.30)	$(0.30)
From net realized gain	(0.27)	(0.03)	(0.00)(w)	(0.08)	(0.06)
Total distributions declared to shareholders	$(0.57)	$(0.28)	$(0.27)	$(0.38)	$(0.36)
Net asset value, end of period (x)	$12.91	$13.14	$12.85	$12.35	$12.09
Total return (%) (r)(s)(t)(x)	2.44	4.57	6.32	5.40	1.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	1.74	1.73	1.75	1.74
Expenses after expense reductions (f)(h)	1.73	1.73	1.72	1.74	1.73
Net investment income (loss)	2.05	2.27	2.14	2.48	2.23
Portfolio turnover	72	111	57	36	44
Net assets at end of period (000 omitted)	$355,639	$456,806	$724,758	$756,643	$931,292
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$13.14	$12.86	$12.35	$12.09	$12.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.40	$0.40	$0.42	$0.40
Net realized and unrealized gain (loss)	0.07	0.29	0.51	0.34	(0.11)
Total from investment operations	$0.48	$0.69	$0.91	$0.76	$0.29
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.38)	$(0.40)	$(0.42)	$(0.42)
From net realized gain	(0.27)	(0.03)	(0.00)(w)	(0.08)	(0.06)
Total distributions declared to shareholders	$(0.71)	$(0.41)	$(0.40)	$(0.50)	$(0.48)
Net asset value, end of period (x)	$12.91	$13.14	$12.86	$12.35	$12.09
Total return (%) (r)(s)(t)(x)	3.47	5.54	7.46	6.45	2.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.74	0.73	0.74	0.74
Expenses after expense reductions (f)(h)	0.73	0.73	0.72	0.74	0.73
Net investment income (loss)	3.03	3.24	3.11	3.47	3.23
Portfolio turnover	72	111	57	36	44
Net assets at end of period (000 omitted)	$1,145,617	$1,156,030	$1,425,004	$1,181,300	$1,371,333
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$13.13	$12.85	$12.34	$12.08	$12.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.27	$0.31	$0.28
Net realized and unrealized gain (loss)	0.06	0.28	0.51	0.33	(0.10)
Total from investment operations	$0.34	$0.56	$0.78	$0.64	$0.18
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.25)	$(0.27)	$(0.30)	$(0.30)
From net realized gain	(0.27)	(0.03)	(0.00)(w)	(0.08)	(0.06)
Total distributions declared to shareholders	$(0.57)	$(0.28)	$(0.27)	$(0.38)	$(0.36)
Net asset value, end of period (x)	$12.90	$13.13	$12.85	$12.34	$12.08
Total return (%) (r)(s)(t)(x)	2.44	4.49	6.40	5.40	1.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	1.74	1.73	1.75	1.75
Expenses after expense reductions (f)(h)	1.73	1.73	1.72	1.74	1.74
Net investment income (loss)	2.03	2.22	2.12	2.57	2.29
Portfolio turnover	72	111	57	36	44
Net assets at end of period (000 omitted)	$225	$241	$214	$193	$573
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$13.14	$12.86	$12.35	$12.09	$12.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.35	$0.34	$0.36	$0.34
Net realized and unrealized gain (loss)	0.07	0.27	0.51	0.34	(0.11)
Total from investment operations	$0.41	$0.62	$0.85	$0.70	$0.23
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.31)	$(0.34)	$(0.36)	$(0.36)
From net realized gain	(0.27)	(0.03)	(0.00)(w)	(0.08)	(0.06)
Total distributions declared to shareholders	$(0.64)	$(0.34)	$(0.34)	$(0.44)	$(0.42)
Net asset value, end of period (x)	$12.91	$13.14	$12.86	$12.35	$12.09
Total return (%) (r)(s)(t)(x)	2.96	5.01	6.93	5.92	1.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.24	1.24	1.23	1.25	1.24
Expenses after expense reductions (f)(h)	1.23	1.23	1.22	1.24	1.23
Net investment income (loss)	2.53	2.78	2.65	2.99	2.73
Portfolio turnover	72	111	57	36	44
Net assets at end of period (000 omitted)	$1,647	$1,830	$3,085	$3,486	$4,396
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$13.15	$12.86	$12.36	$12.10	$12.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.37	$0.37	$0.39	$0.37
Net realized and unrealized gain (loss)	0.07	0.29	0.50	0.34	(0.10)
Total from investment operations	$0.45	$0.66	$0.87	$0.73	$0.27
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.34)	$(0.37)	$(0.39)	$(0.39)
From net realized gain	(0.27)	(0.03)	(0.00)(w)	(0.08)	(0.06)
Total distributions declared to shareholders	$(0.68)	$(0.37)	$(0.37)	$(0.47)	$(0.45)
Net asset value, end of period (x)	$12.92	$13.15	$12.86	$12.36	$12.10
Total return (%) (r)(s)(t)(x)	3.21	5.36	7.11	6.18	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	0.99	0.98	1.00	0.99
Expenses after expense reductions (f)(h)	0.98	0.98	0.97	0.99	0.98
Net investment income (loss)	2.78	2.98	2.86	3.21	2.97
Portfolio turnover	72	111	57	36	44
Net assets at end of period (000 omitted)	$22,253	$22,760	$24,385	$19,159	$20,013
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$13.15	$12.86	$12.36	$12.10	$12.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.41	$0.41	$0.41	$0.40
Net realized and unrealized gain (loss)	0.06	0.29	0.49	0.35	(0.10)
Total from investment operations	$0.48	$0.70	$0.90	$0.76	$0.30
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.38)	$(0.40)	$(0.42)	$(0.43)
From net realized gain	(0.27)	(0.03)	(0.00)(w)	(0.08)	(0.06)
Total distributions declared to shareholders	$(0.71)	$(0.41)	$(0.40)	$(0.50)	$(0.49)
Net asset value, end of period (x)	$12.92	$13.15	$12.86	$12.36	$12.10
Total return (%) (r)(s)(t)(x)	3.47	5.62	7.38	6.45	2.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.74	0.73	0.74	0.74
Expenses after expense reductions (f)(h)	0.73	0.73	0.72	0.73	0.73
Net investment income (loss)	3.05	3.24	3.15	3.43	3.20
Portfolio turnover	72	111	57	36	44
Net assets at end of period (000 omitted)	$5,995	$8,626	$9,783	$10,063	$7,915
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$13.14	$12.86	$12.35	$12.10	$12.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.42	$0.41	$0.43	$0.38
Net realized and unrealized gain (loss)	0.07	0.28	0.51	0.33	(0.06)(g)
Total from investment operations	$0.49	$0.70	$0.92	$0.76	$0.32
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.39)	$(0.41)	$(0.43)	$(0.44)
From net realized gain	(0.27)	(0.03)	(0.00)(w)	(0.08)	(0.06)
Total distributions declared to shareholders	$(0.72)	$(0.42)	$(0.41)	$(0.51)	$(0.50)
Net asset value, end of period (x)	$12.91	$13.14	$12.86	$12.35	$12.10
Total return (%) (r)(s)(t)(x)	3.57	5.64	7.55	6.46	2.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	0.65	0.64	0.65	0.65
Expenses after expense reductions (f)(h)	0.64	0.64	0.63	0.64	0.64
Net investment income (loss)	3.12	3.32	3.19	3.55	3.08
Portfolio turnover	72	111	57	36	44
Net assets at end of period (000 omitted)	$260,384	$266,792	$271,679	$218,650	$214,111

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to

Notes to Financial Statements  - continued
natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in emerging market issuers. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can

Notes to Financial Statements  - continued
utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining

Notes to Financial Statements  - continued
the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of February 28, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$907,353,697	$—	$—	$907,353,697
United Kingdom	69,864,598	—	—	69,864,598
Switzerland	69,696,914	—	—	69,696,914
Japan	—	52,088,852	—	52,088,852
Canada	32,371,419	—	—	32,371,419
South Korea	2,349,152	28,541,701	—	30,890,853
China	8,657,988	18,961,548	—	27,619,536
Taiwan	17,109,296	9,517,495	—	26,626,791
Singapore	—	22,965,215	—	22,965,215
Other Countries	86,429,258	13,567,462	464,837	100,461,557
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	108,866,498	—	108,866,498
Non - U.S. Sovereign Debt	—	364,715,503	6,833,833	371,549,336
Municipal Bonds	—	7,371,203	—	7,371,203
U.S. Corporate Bonds	—	225,688,460	—	225,688,460
Residential Mortgage-Backed Securities	—	118,561,925	—	118,561,925
Commercial Mortgage-Backed Securities	—	10,594,683	—	10,594,683
Asset-Backed Securities (including CDOs)	—	11,167,969	—	11,167,969
Foreign Bonds	—	268,260,927	853,785	269,114,712
Mutual Funds	918,933,849	—	—	918,933,849
Total	$2,112,766,171	$1,260,869,441	$8,152,455	$3,381,788,067
Other Financial Instruments
Futures Contracts – Assets	$519,346	$—	$—	$519,346
Futures Contracts – Liabilities	(755,781)	—	—	(755,781)
Forward Foreign Currency Exchange Contracts – Assets	—	1,682,496	—	1,682,496
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,373,636)	—	(1,373,636)

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets or liabilities.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
	Equity Securities	Fixed Income Securities
Balance as of 2/28/21	$—	$0
Realized gain (loss)	—	(193,321)
Change in unrealized appreciation or depreciation	—	193,321
Transfers into level 3	464,837	7,687,618
Disposition of worthless securities	—	0
Balance as of 2/28/22	$464,837	$7,687,618
At February 28, 2022, the fund held thirteen level 3 securities.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$519,346	$(755,781)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,682,496	(1,373,636)
Total		$2,201,842	$(2,129,417)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$451,210	$ —	$ —
Foreign Exchange	—	2,739,523	—
Equity	—	—	(6,237,000)
Total	$451,210	$2,739,523	$(6,237,000)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(340,804)	$ —	$ —
Foreign Exchange	—	(373,230)	—
Equity	—	—	5,819,000
Total	$(340,804)	$(373,230)	$5,819,000

Notes to Financial Statements  - continued
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Notes to Financial Statements  - continued
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of

Notes to Financial Statements  - continued
foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $4,229,551. The fair value of the fund's investment securities on loan and a related liability of $2,836,100 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,582,549 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Loans and Other Direct Debt Instruments — The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Notes to Financial Statements  - continued
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/22	Year ended 2/28/21
Ordinary income (including any short-term capital gains)	$112,252,493	$99,621,041
Long-term capital gains	62,556,937	6,803,007
Total distributions	$174,809,430	$106,424,048
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/22
Cost of investments	$3,160,091,130
Gross appreciation	342,012,437
Gross depreciation	(120,243,075)
Net unrealized appreciation (depreciation)	$ 221,769,362
Undistributed ordinary income	9,375,042
Undistributed long-term capital gain	36,226,460
Other temporary differences	(7,528,464)
Total distributable earnings (loss)	$ 259,842,400
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A

Notes to Financial Statements  - continued
shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/22	Year ended 2/28/21
Class A	$80,153,863	$44,341,535
Class C	16,876,828	13,078,504
Class I	61,796,880	39,272,282
Class R1	11,007	5,201
Class R2	89,714	50,897
Class R3	1,143,825	703,020
Class R4	406,553	274,982
Class R6	14,330,760	8,697,627
Total	$174,809,430	$106,424,048
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended February 28, 2022, this management fee reduction amounted to $464,117, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2022 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
			Classes
A	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2023. For the year ended February 28, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $46,842 for the year ended February 28, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 4,060,574
Class C	0.75%	0.25%	1.00%	1.00%	4,167,321
Class R1	0.75%	0.25%	1.00%	1.00%	2,486
Class R2	0.25%	0.25%	0.50%	0.50%	9,429
Class R3	—	0.25%	0.25%	0.25%	58,644
Total Distribution and Service Fees					$8,298,454
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2022, this rebate amounted to $276 and $43 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2022, were as follows:
Amount
Class A	$46,808
Class C	6,503
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2022, the fee was $191,773, which equated to 0.0054% annually of the fund's average daily net assets. MFSC also receives reimbursement from

Notes to Financial Statements  - continued
the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,170,730.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2022 was equivalent to an annual effective rate of 0.0134% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay distribution and/or service fees to MFD.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 28, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $771,782. The sales transactions resulted in net realized gains (losses) of $248,605.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2022, this reimbursement amounted to $92,203, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended February 28, 2022, purchases and sales of investments, other than and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$1,053,792,495	$1,370,822,156
Non-U.S. Government securities	1,420,884,542	1,286,701,460
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/22		Year ended 2/28/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,607,047	$198,557,562	26,698,817	$334,629,453
Class C	1,711,416	23,298,433	2,317,040	28,643,678
Class I	16,504,267	224,664,063	21,074,382	260,990,032
Class R1	6,820	93,515	4,179	50,747
Class R2	20,842	284,007	35,647	449,430
Class R3	226,162	3,076,702	274,176	3,430,576
Class R4	120,292	1,623,061	159,223	2,005,362
Class R6	3,701,055	50,342,326	4,833,104	60,253,088
	36,897,901	$501,939,669	55,396,568	$690,452,366
Shares issued to shareholders in reinvestment of distributions
Class A	5,582,553	$75,785,017	3,375,341	$42,228,518
Class C	1,161,810	15,773,452	946,276	11,795,795
Class I	3,782,563	51,329,884	2,541,818	31,726,946
Class R1	809	10,977	399	4,993
Class R2	6,579	89,333	3,739	46,640
Class R3	84,146	1,142,993	56,059	700,910
Class R4	29,898	406,227	22,000	274,956
Class R6	1,018,378	13,826,069	660,976	8,265,621
	11,666,736	$158,363,952	7,606,608	$95,044,379

Notes to Financial Statements  - continued
	Year ended 2/28/22		Year ended 2/28/21
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(19,136,980)	$(259,994,737)	(29,866,177)	$(368,944,745)
Class C	(10,093,308)	(136,833,130)	(24,873,333)	(313,101,450)
Class I	(19,524,445)	(264,711,290)	(46,458,975)	(567,582,659)
Class R1	(8,494)	(115,225)	(2,873)	(36,133)
Class R2	(39,154)	(529,170)	(140,095)	(1,765,344)
Class R3	(318,717)	(4,323,050)	(494,519)	(6,285,453)
Class R4	(342,221)	(4,608,637)	(285,574)	(3,527,252)
Class R6	(4,853,890)	(65,737,300)	(6,317,809)	(78,743,025)
	(54,317,209)	$(736,852,539)	(108,439,355)	$(1,339,986,061)
Net change
Class A	1,052,620	$14,347,842	207,981	$7,913,226
Class C	(7,220,082)	(97,761,245)	(21,610,017)	(272,661,977)
Class I	762,385	11,282,657	(22,842,775)	(274,865,681)
Class R1	(865)	(10,733)	1,705	19,607
Class R2	(11,733)	(155,830)	(100,709)	(1,269,274)
Class R3	(8,409)	(103,355)	(164,284)	(2,153,967)
Class R4	(192,031)	(2,579,349)	(104,351)	(1,246,934)
Class R6	(134,457)	(1,568,905)	(823,729)	(10,224,316)
	(5,752,572)	$(76,548,918)	(45,436,179)	$(554,489,316)
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2022, the fund’s commitment fee and interest expense were $13,771 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$1,016,507,214	$61,298,130	$226,734,989	$(126,457)	$(41,708,261)	$809,235,637
MFS Institutional Money Market Portfolio	165,569,182	1,236,498,426	1,295,205,496	—	—	106,862,112
	$1,182,076,396	$1,297,796,556	$1,521,940,485	$(126,457)	$(41,708,261)	$916,097,749

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$48,454,886	$—
MFS Institutional Money Market Portfolio	49,817	—
	$48,504,703	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the

Notes to Financial Statements  - continued
transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Diversified Income Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Robert Almeida Neeraj Arora David Cole Rick Gable Alexander Mackey Henry Peabody Matt Ryan Jonathan Sage Geoffrey Schechter Michael Skatrud

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $72,494,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 7.21% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
February 28, 2022
MFS®  Government
Securities Fund
MFG-ANN

MFS® Government
Securities Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
As a result of Russia’s invasion of Ukraine, the danger of wider geopolitical conflict has risen to a level not seen in decades, and this comes as sanctions aimed at countering Russia’s actions are exacerbating already mounting inflation. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The US Federal Reserve recently raised rates for the first time since 2018 and indicated that it is likely to tighten policy much more over the coming year. Meanwhile, the unsettled geopolitical backdrop and prospect of tighter financial conditions has led to increased volatility.
There are, however, encouraging signs for the markets. The Omicron wave of the coronavirus is receding outside Asia, unemployment is low, and there are signs that some global supply chain bottlenecks are beginning to ease, though events in Ukraine could hamper these advances. Additionally, easier Chinese monetary policy and the record pace of corporate stock buybacks are supportive elements, albeit amid an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
April 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Mortgage-Backed Securities	43.4%
U.S. Treasury Securities	42.7%
Commercial Mortgage-Backed Securities	4.6%
Collateralized Debt Obligations	1.8%
Municipal Bonds	1.7%
Investment Grade Corporates	0.6%
U.S. Government Agencies	0.2%
Non-U.S. Government Bonds	0.1%
Asset-Backed Securities (o)	0.0%
Composition including fixed income credit quality (a)(i)
AAA	5.1%
AA	1.8%
A	1.6%
BBB	0.3%
U.S. Government	43.5%
Federal Agencies	43.6%
Not Rated	(0.8)%
Cash & Cash Equivalents	4.0%
Other	0.9%
Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	6.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
2

Portfolio Composition - continued
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of February 28, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended February 28, 2022, Class A shares of the MFS Government Securities Fund (fund) provided a total return of -2.43%, at net asset value. This compares with a return of -2.43% for the fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index.
Market Environment
At the end of the period, just as the Omicron wave of the pandemic appeared to be receding in much of the world, markets experienced a geopolitical shock as Russia launched a full-scale invasion of neighboring Ukraine. Given Europe's heavy reliance on imported oil and gas from Russia, European markets were among the hardest hit. Energy prices spiked in the wake of the invasion, adding to already multi-decade high levels of inflation, and non-energy commodities rose sharply as well. Both the equity and fixed income markets experienced significant upticks in volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. As a result of potential growth challenges, expectations for aggressive monetary policy tightening from developed market central banks have moderated. While the Fed is expected to raise interest rates multiple times in 2022, the rate path is expected to be less aggressive than prior to the invasion. Anticipation of tighter policy from the European Central Bank has moderated considerably with no move expected until late this year.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that some supply chain bottlenecks may be easing, low levels of unemployment across developed markets and loosening of coronavirus restrictions are supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Government/Mortgage Index, the fund's shorter duration(d) stance supported relative performance as interest rates generally rose over the reporting period. Security selection within the agency mortgage-backed securities (MBS) sector further benefited the fund’s relative performance. The fund's out-of-benchmark exposure to the commercial mortgage-backed securities (CMBS) sector was another area of relative strength.
4

Management Review - continued
During the reporting period, there were no factors that materially detracted from the fund’s performance.
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Jake Stone
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 2/28/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 2/28/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	(2.43)%	1.84%	1.41%	N/A
B	8/30/93	(3.16)%	1.10%	0.66%	N/A
C	4/01/96	(3.15)%	1.10%	0.65%	N/A
I	1/02/97	(2.18)%	2.09%	1.66%	N/A
R1	4/01/05	(3.16)%	1.08%	0.66%	N/A
R2	10/31/03	(2.67)%	1.58%	1.16%	N/A
R3	4/01/05	(2.43)%	1.86%	1.41%	N/A
R4	4/01/05	(2.18)%	2.09%	1.66%	N/A
R6	7/02/12	(2.08)%	2.20%	N/A	1.69%
Comparative benchmark(s)

Bloomberg U.S. Government/Mortgage Index (f)	(2.43)%	2.22%	1.95%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(6.57)%	0.96%	0.97%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(7.03)%	0.71%	0.66%	N/A
C With CDSC (1% for 12 months) (v)	(4.12)%	1.10%	0.65%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Government/Mortgage Index(a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
7

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2021 through February 28, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.
The expenses include the payment of a portion of the transfer-agent related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/21	Ending Account Value 2/28/22	Expenses Paid During Period (p) 9/01/21-2/28/22
A	Actual	0.76%	$1,000.00	$967.61	$3.71
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
B	Actual	1.51%	$1,000.00	$963.93	$7.35
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
C	Actual	1.51%	$1,000.00	$964.98	$7.36
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
I	Actual	0.51%	$1,000.00	$969.74	$2.49
	Hypothetical (h)	0.51%	$1,000.00	$1,022.27	$2.56
R1	Actual	1.51%	$1,000.00	$963.93	$7.35
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
R2	Actual	1.01%	$1,000.00	$966.36	$4.92
	Hypothetical (h)	1.01%	$1,000.00	$1,019.79	$5.06
R3	Actual	0.76%	$1,000.00	$968.56	$3.71
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
R4	Actual	0.51%	$1,000.00	$968.83	$2.49
	Hypothetical (h)	0.51%	$1,000.00	$1,022.27	$2.56
R6	Actual	0.41%	$1,000.00	$969.31	$2.00
	Hypothetical (h)	0.41%	$1,000.00	$1,022.76	$2.06
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.75%, $3.66, and $3.76 for Class A, 1.50%, $7.30, and $7.50 for Class B, 1.50%, $7.31, and $7.50 for Class C, 0.50%, $2.44, and $2.51 for Class I, 1.50%, $7.30, and $7.50 for Class R1, 1.00%, $4.88, and $5.01 for Class R2, 0.75%, $3.66, and $3.76 for Class R3, 0.50%, $2.44, and $2.51 for Class R4, and 0.40%, $1.95, and $2.01 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.
10

Portfolio of Investments
2/28/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 95.7%
Asset-Backed & Securitized – 6.3%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.037%, 11/15/2054 (i)	$22,096,086	$ 1,558,835
ACREC 2021-FL1 Ltd., “AS”, FLR, 1.636% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)	7,778,000	7,695,890
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 1.791% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	6,215,880	6,181,046
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 1.691% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	3,901,000	3,861,928
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 1.591% (LIBOR - 1mo. + 1.4%), 8/15/2034 (n)	6,638,000	6,593,937
AREIT 2022-CRE6 Trust, “AS”, FLR, 1.698% (SOFR - 30 day + 1.65%), 11/17/2024 (n)	7,155,500	7,129,168
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.306%, 7/15/2054 (i)	21,328,031	1,940,042
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.637%, 2/15/2054 (i)	13,938,991	1,574,849
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.276%, 2/15/2054 (i)	43,974,167	3,797,086
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.154%, 3/15/2054 (i)	26,362,245	2,064,169
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.999%, 6/15/2054 (i)	38,180,445	2,362,957
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.271%, 7/15/2054 (i)	33,792,279	3,037,165
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.29%, 8/15/2054 (i)	40,433,044	3,684,797
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.048%, 9/15/2054 (i)(n)	45,583,276	3,255,302
BSPDF 2021-FL1 Issuer Ltd., “A”, 1.391%, 10/15/2036 (n)	3,712,000	3,684,457
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 1.671% (LIBOR - 1mo. + 1.48%), 10/15/2036 (n)	4,700,500	4,672,165
BSPRT 2021-FL7 Issuer Ltd., “A”, FLR, 0.969% (LIBOR - 1mo. + 0.85%), 2/15/2037 (n)	967,039	964,411
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 1.67% (LIBOR - 1mo. + 1.55%), 2/15/2037 (n)	1,306,500	1,301,948
BXMT 2021-FL4 Ltd., “AS”, FLR, 1.491% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	7,779,500	7,682,377
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	1,255,101	1,250,442
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.873%, 12/15/2072 (i)(n)	23,480,447	1,312,839
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.332%, 2/15/2054 (i)	33,802,551	3,182,514
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.783%, 4/15/2054 (i)	$19,060,508	$ 1,041,014
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.053%, 6/15/2064 (i)	13,390,834	999,075
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	1,000,000	1,030,163
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	4,990,000	5,101,961
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,135,000	3,230,039
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	5,300,000	5,490,509
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,341,994	5,465,284
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	5,951,000	6,079,459
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	507,808	510,724
KREF 2018-FT1 Ltd., “AS”, FLR, 1.42% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)	759,000	741,937
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 1.941% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	6,508,500	6,481,970
LoanCore 2021-CRE6 Ltd., “AS”, FLR, 1.841% (LIBOR - 1mo. + 1.65%), 11/15/2038 (n)	10,000,000	9,950,960
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.748% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	5,711,934	5,683,032
MF1 2021-FL5 Ltd., “AS”, FLR, 1.385% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	3,875,500	3,839,892
MF1 2021-FL5 Ltd., “B”, FLR, 1.635% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	4,881,500	4,822,835
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.836%, 12/15/2051 (i)	24,406,974	1,152,607
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.299%, 5/15/2054 (i)	16,818,285	1,489,249
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.237%, 6/15/2054 (i)	20,714,600	1,665,709
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.106%, 10/15/2054 (i)	81,077,329	6,157,296
PFP III 2021-7 Ltd., “AS”, FLR, 1.341% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	5,441,728	5,388,481
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 1.386% (LIBOR - 1mo. + 1.2%), 11/25/2036 (z)	4,104,673	4,064,909
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 1.687% (LIBOR - 1mo. + 1.5%), 11/25/2036 (z)	$1,261,500	$ 1,244,492
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.949%, 1/15/2052 (i)(n)	13,770,544	760,791
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.555%, 8/15/2054 (i)	20,939,621	2,333,731
		$163,514,443
Automotive – 0.2%
Hyundai Capital America, 2.85%, 11/01/2022 (n)	$2,831,000	$ 2,851,034
Hyundai Capital America, 2.375%, 2/10/2023 (n)	1,899,000	1,904,365
		$4,755,399
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$2,018,000	$ 2,083,066
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$458,000	$ 459,004
Howard University, Washington D.C., 2.801%, 10/01/2023	505,000	506,292
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	556,000	554,928
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	688,000	678,331
		$2,198,555
Medical & Health Technology & Services – 0.3%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$4,139,000	$ 4,718,732
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	1,992,000	2,258,092
		$6,976,824
Mortgage-Backed – 43.3%
Fannie Mae, 2.152%, 1/25/2023	$1,333,855	$ 1,337,002
Fannie Mae, 2.41%, 5/01/2023	1,349,073	1,358,810
Fannie Mae, 2.55%, 5/01/2023	1,159,900	1,169,491
Fannie Mae, 5.5%, 6/01/2023 - 5/01/2044	10,232,689	11,422,072
Fannie Mae, 5%, 3/01/2024 - 3/01/2042	8,781,277	9,731,074
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	21,888,764	23,702,206
Fannie Mae, 2.572%, 12/25/2026	4,085,108	4,169,043
Fannie Mae, 4%, 3/25/2028 - 7/01/2047	43,387,329	46,309,084
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	26,731,655	27,427,489
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	4,286,017	4,274,916
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	1,752,182	175,212
Fannie Mae, 6.5%, 1/01/2032 - 10/01/2037	762,350	843,178
Fannie Mae, 6%, 1/01/2033 - 12/01/2037	2,318,204	2,594,863
Fannie Mae, 3%, 2/25/2033 (i)	1,830,331	180,147
Fannie Mae, 3.5%, 4/01/2038 - 12/01/2047	29,351,098	30,697,883
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	$2,200,999	$ 2,182,920
Fannie Mae, 1.75%, 9/25/2041 - 10/25/2041	6,368,444	6,259,524
Fannie Mae, 2.75%, 9/25/2042	2,061,330	2,091,826
Fannie Mae, UMBS, 1.5%, 2/01/2042	553,734	521,595
Fannie Mae, UMBS, 2%, 2/01/2042 - 3/01/2052	49,990,138	48,244,057
Fannie Mae, UMBS, 2.5%, 3/01/2042 - 3/01/2052	77,586,256	76,806,256
Fannie Mae, UMBS, 5.5%, 5/01/2044	1,531,424	1,719,836
Fannie Mae, UMBS, 3.5%, 5/01/2049	767,898	806,556
Fannie Mae, UMBS, 3%, 12/01/2051	4,301,424	4,367,907
Freddie Mac, 5.5%, 5/01/2022 - 9/01/2041	4,457,947	4,983,025
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	3,772,900	4,083,342
Freddie Mac, 3.32%, 2/25/2023	4,453,009	4,524,743
Freddie Mac, 5%, 4/01/2023 - 12/01/2044	9,882,548	10,947,331
Freddie Mac, 3.25%, 4/25/2023	8,919,975	9,066,556
Freddie Mac, 6%, 6/01/2023 - 10/01/2038	1,434,374	1,614,360
Freddie Mac, 3.06%, 7/25/2023	871,000	886,606
Freddie Mac, 3.531%, 7/25/2023	240,000	245,661
Freddie Mac, 3.458%, 8/25/2023	4,600,000	4,711,860
Freddie Mac, 0.895%, 4/25/2024 (i)	43,162,212	684,915
Freddie Mac, 0.604%, 7/25/2024 (i)	57,885,683	562,932
Freddie Mac, 3.303%, 7/25/2024	4,700,000	4,846,226
Freddie Mac, 3.064%, 8/25/2024	6,021,710	6,160,751
Freddie Mac, 2.67%, 12/25/2024	10,948,000	11,153,811
Freddie Mac, 3.062%, 12/25/2024	325,000	334,567
Freddie Mac, 2.811%, 1/25/2025	9,000,000	9,205,227
Freddie Mac, 3.329%, 5/25/2025	16,621,000	17,292,801
Freddie Mac, 3.284%, 6/25/2025	1,125,000	1,169,045
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	3,345,998	3,569,851
Freddie Mac, 3.01%, 7/25/2025	2,651,000	2,735,183
Freddie Mac, 3.5%, 11/15/2025 - 10/25/2058	39,851,201	41,562,869
Freddie Mac, 3.3%, 10/25/2026	7,808,000	8,207,181
Freddie Mac, 1.367%, 3/25/2027 (i)	5,583,000	351,134
Freddie Mac, 3.117%, 6/25/2027	5,237,000	5,486,176
Freddie Mac, 0.576%, 7/25/2027 (i)	105,442,828	2,933,008
Freddie Mac, 0.429%, 8/25/2027 (i)	82,894,241	1,779,656
Freddie Mac, 0.291%, 1/25/2028 (i)	150,818,282	2,585,282
Freddie Mac, 0.302%, 1/25/2028 (i)	62,075,038	1,094,793
Freddie Mac, 0.133%, 2/25/2028 (i)	176,228,829	1,597,567
Freddie Mac, 2.5%, 3/15/2028	617,473	620,401
Freddie Mac, 0.119%, 4/25/2028 (i)	113,438,069	960,582
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	28,821,239	29,538,643
Freddie Mac, 1.089%, 7/25/2029 (i)	19,366,383	1,367,921
Freddie Mac, 1.143%, 8/25/2029 (i)	33,841,221	2,507,980
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.798%, 4/25/2030 (i)	$14,430,646	$ 1,885,586
Freddie Mac, 1.868%, 4/25/2030 (i)	20,077,463	2,711,044
Freddie Mac, 1.662%, 5/25/2030 (i)	12,033,779	1,466,812
Freddie Mac, 1.796%, 5/25/2030 (i)	26,880,424	3,533,461
Freddie Mac, 1.341%, 6/25/2030 (i)	11,124,134	1,110,547
Freddie Mac, 1.599%, 8/25/2030 (i)	10,235,210	1,232,086
Freddie Mac, 1.17%, 9/25/2030 (i)	6,568,138	587,151
Freddie Mac, 1.081%, 11/25/2030 (i)	13,158,725	1,112,204
Freddie Mac, 0.33%, 1/25/2031 (i)	50,216,686	1,256,487
Freddie Mac, 0.781%, 1/25/2031 (i)	19,512,958	1,231,092
Freddie Mac, 0.936%, 1/25/2031 (i)	14,681,587	1,092,297
Freddie Mac, 0.528%, 3/25/2031 (i)	40,533,673	1,653,129
Freddie Mac, 0.74%, 3/25/2031 (i)	17,260,719	1,048,433
Freddie Mac, 1.224%, 5/25/2031 (i)	7,120,528	708,676
Freddie Mac, 0.938%, 7/25/2031 (i)	11,674,001	927,492
Freddie Mac, 0.508%, 8/25/2031 (i)	14,903,213	637,716
Freddie Mac, 0.536%, 9/25/2031 (i)	50,149,699	2,367,562
Freddie Mac, 0.855%, 9/25/2031 (i)	14,983,637	1,090,031
Freddie Mac, 0.349%, 11/25/2031 (i)	73,361,326	2,362,279
Freddie Mac, 0.497%, 12/25/2031 (i)	73,957,916	3,154,527
Freddie Mac, 0.567%, 12/25/2031 (i)	12,187,459	593,171
Freddie Mac, 5.5%, 2/15/2036 (i)	440,473	77,593
Freddie Mac, 2%, 8/15/2036	2,902,885	2,914,039
Freddie Mac, 6.5%, 5/01/2037	172,203	192,958
Freddie Mac, 4.5%, 12/15/2040 (i)	155,230	14,743
Freddie Mac, 1.75%, 8/15/2041	1,615,032	1,597,610
Freddie Mac, UMBS, 2.5%, 8/01/2040 - 12/01/2051	9,946,132	9,855,969
Freddie Mac, UMBS, 2%, 2/01/2042 - 2/01/2052	14,937,694	14,442,017
Freddie Mac, UMBS, 3%, 2/01/2050 - 1/01/2052	8,515,198	8,667,233
Ginnie Mae, 5.5%, 3/15/2033 - 1/20/2042	2,057,476	2,303,888
Ginnie Mae, 4.5%, 7/20/2033 - 7/20/2049	5,716,424	6,276,274
Ginnie Mae, 5.69%, 8/20/2034	1,567,217	1,726,638
Ginnie Mae, 4%, 5/16/2039 - 7/20/2049	4,540,422	4,758,288
Ginnie Mae, 3.5%, 10/20/2041 (i)	706,357	46,010
Ginnie Mae, 3.5%, 12/15/2041 - 7/20/2043	9,033,231	9,606,795
Ginnie Mae, 2.5%, 6/20/2042 - 11/20/2051	29,169,890	29,191,819
Ginnie Mae, 4%, 8/16/2042 (i)	783,342	108,468
Ginnie Mae, 3%, 2/20/2043 - 2/20/2052	22,535,850	23,057,650
Ginnie Mae, 2.25%, 9/20/2043	1,340,001	1,339,331
Ginnie Mae, 2%, 1/20/2052	20,518,372	20,089,907
Ginnie Mae, 0.584%, 2/16/2059 (i)	2,847,731	117,018
Ginnie Mae, TBA, 3.5%, 3/15/2052 - 4/21/2052	37,117,230	38,253,054
Ginnie Mae, TBA, 4%, 3/15/2052	14,951,247	15,534,112
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, TBA, 3%, 3/21/2052	$27,750,000	$ 28,210,693
UMBS, TBA, 2%, 3/25/2037 - 4/25/2052	227,075,000	219,425,454
UMBS, TBA, 2.5%, 11/25/2051	76,590,000	75,563,813
UMBS, TBA, 3.5%, 3/14/2052	29,500,000	30,380,391
UMBS, TBA, 3%, 3/25/2052	34,800,000	35,148,000
		$ 1,118,426,481
Municipals – 1.7%
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	$1,355,000	$ 1,356,606
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 1.838%, 12/01/2023	492,000	491,164
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.064%, 12/01/2024	985,000	979,456
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.214%, 12/01/2025	738,000	732,769
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.481%, 12/01/2026	1,723,000	1,721,717
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 3%, 6/01/2046	4,695,000	4,754,889
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	445,000	449,327
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	2,165,000	2,189,971
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	1,780,286	1,786,470
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	14,792,000	14,641,533
New York Transportation Development Corp., Special Facilities Taxable Rev. (Terminal 4 John F. Kennedy International Airport Project), “B”, 1.61%, 12/01/2022	770,000	770,250
Philadelphia, PA, School District, “A”, AGM, 5.995%, 9/01/2030	3,280,000	4,082,333
Port of Oakland, CA, Senior Lien Refunding Taxable Rev., “R”, 1.517%, 5/01/2026	1,680,000	1,643,183
Rhode Island Student Loan Authority, Education Loan Rev., “1”, 2.195%, 12/01/2039	310,000	300,776
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	3,260,000	3,271,031
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	1,900,000	1,872,509
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	1,550,000	1,513,590
		$42,557,574
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Supranational – 0.1%
Inter-American Development Bank, 4.375%, 1/24/2044	$2,796,000	$ 3,686,705
U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 6.07%, 3/01/2022	$9,928	$ 9,932
Small Business Administration, 4.98%, 11/01/2023	33,057	33,734
Small Business Administration, 4.89%, 12/01/2023	97,020	98,576
Small Business Administration, 4.77%, 4/01/2024	117,239	119,403
Small Business Administration, 5.52%, 6/01/2024	57,428	58,835
Small Business Administration, 4.99%, 9/01/2024	93,592	95,008
Small Business Administration, 4.86%, 10/01/2024	70,604	72,013
Small Business Administration, 4.86%, 1/01/2025	113,063	115,625
Small Business Administration, 5.11%, 4/01/2025	97,712	100,164
Small Business Administration, 2.21%, 2/01/2033	968,681	958,844
Small Business Administration, 2.22%, 3/01/2033	1,425,814	1,413,081
Small Business Administration, 3.15%, 7/01/2033	1,358,973	1,390,705
Small Business Administration, 3.16%, 8/01/2033	550,561	563,196
Small Business Administration, 3.62%, 9/01/2033	570,989	591,000
		$5,620,116
U.S. Treasury Obligations – 43.4%
U.S. Treasury Bonds, 6.25%, 8/15/2023	$1,445,000	$ 1,548,859
U.S. Treasury Bonds, 6%, 2/15/2026	5,933,000	6,917,971
U.S. Treasury Bonds, 6.75%, 8/15/2026	981,000	1,191,494
U.S. Treasury Bonds, 6.375%, 8/15/2027	2,309,000	2,862,889
U.S. Treasury Bonds, 1.625%, 5/15/2031	41,833,000	41,105,825
U.S. Treasury Bonds, 4.375%, 2/15/2038	2,078,000	2,755,379
U.S. Treasury Bonds, 4.5%, 8/15/2039	11,926,300	16,158,739
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,748,800	11,099,542
U.S. Treasury Bonds, 2.875%, 5/15/2043	27,528,200	30,179,940
U.S. Treasury Bonds, 2.5%, 2/15/2045	97,983,000	101,155,965
U.S. Treasury Bonds, 2.875%, 11/15/2046	26,245,000	29,125,799
U.S. Treasury Bonds, 1.875%, 11/15/2051	27,339,000	25,506,433
U.S. Treasury Notes, 1.5%, 9/15/2022	35,000,000	35,149,023
U.S. Treasury Notes, 0.125%, 9/30/2022	49,534,000	49,350,182
U.S. Treasury Notes, 0.125%, 2/28/2023	51,824,200	51,330,251
U.S. Treasury Notes, 2.5%, 3/31/2023	131,000,000	132,888,242
U.S. Treasury Notes, 0.125%, 5/31/2023	33,455,000	32,996,301
U.S. Treasury Notes, 0.125%, 6/30/2023	18,346,500	18,072,019
U.S. Treasury Notes, 2.5%, 8/15/2023 (f)	136,673,000	139,038,084
U.S. Treasury Notes, 0.375%, 10/31/2023	13,343,200	13,115,949
U.S. Treasury Notes, 0.125%, 12/15/2023	51,749,000	50,560,390
U.S. Treasury Notes, 2.625%, 12/31/2025	20,900,000	21,600,476
U.S. Treasury Notes, 0.75%, 5/31/2026	83,631,200	80,220,615
U.S. Treasury Notes, 2%, 11/15/2026	51,959,000	52,537,450
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 2.75%, 2/15/2028	$54,157,000	$ 57,074,285
U.S. Treasury Notes, 1%, 7/31/2028	32,248,000	30,641,898
U.S. Treasury Notes, 2.375%, 5/15/2029	19,515,500	20,245,044
U.S. Treasury Notes, 1.625%, 8/15/2029	29,405,000	29,035,140
U.S. Treasury Notes, 1.75%, 11/15/2029	8,564,000	8,536,234
U.S. Treasury Notes, 1.375%, 11/15/2031	11,425,300	10,952,221
U.S. Treasury Notes, 1.875%, 2/15/2032	17,094,300	17,158,404
		$ 1,120,111,043
Total Bonds (Identified Cost, $2,452,728,768)		$ 2,469,930,206
Investment Companies (h) – 26.2%
Money Market Funds – 26.2%
MFS Institutional Money Market Portfolio, 0.06% (v) (Identified Cost, $677,446,421)	677,447,936	$ 677,447,936

Other Assets, Less Liabilities – (21.9)%		(565,945,231)
Net Assets – 100.0%		$ 2,581,432,911

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $677,447,936 and $2,469,930,206, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $98,011,207, representing 3.8% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

18

Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 1.386% (LIBOR - 1mo. + 1.2%), 11/25/2036	11/12/2021	$4,104,673	$4,064,909
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 1.687% (LIBOR - 1mo. + 1.5%), 11/25/2036	11/12/2021	1,261,500	1,244,492
Total Restricted Securities			$5,309,401
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 2/28/22
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	86	$13,475,125	June – 2022	$228,207
U.S. Treasury Note 10 yr	Long	USD	1,744	222,251,000	June – 2022	1,605,588
U.S. Treasury Ultra Bond	Long	USD	610	113,421,875	June – 2022	1,280,319
U.S. Treasury Ultra Note 10 yr	Long	USD	123	17,383,359	June – 2022	168,187
						$3,282,301
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Short	USD	1,149	$247,295,319	June – 2022	$(847,055)
U.S. Treasury Note 5 yr	Short	USD	1,191	140,872,969	June – 2022	(500,351)
						$(1,347,406)
At February 28, 2022, the fund had liquid securities with an aggregate value of $7,183,155 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
19

Financial Statements
Statement of Assets and Liabilities
At 2/28/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,452,728,768)	$2,469,930,206
Investments in affiliated issuers, at value (identified cost, $677,446,421)	677,447,936
Cash	389,837
Restricted cash for MBS/TBA	4,391,000
Receivables for
Net daily variation margin on open futures contracts	3,447,674
Investments sold	409,270
TBA sale commitments	255,836,601
Fund shares sold	2,048,927
Interest	7,423,709
Other assets	6,619
Total assets	$3,421,331,779
Liabilities
Payables for
Distributions	$90,671
Investments purchased	128,448,861
TBA purchase commitments	708,248,957
Fund shares reacquired	2,499,374
Payable to affiliates
Investment adviser	99,523
Administrative services fee	3,902
Shareholder servicing costs	343,308
Distribution and service fees	21,289
Payable for independent Trustees' compensation	5,300
Accrued expenses and other liabilities	137,683
Total liabilities	$839,898,868
Net assets	$2,581,432,911
Net assets consist of
Paid-in capital	$2,673,685,530
Total distributable earnings (loss)	(92,252,619)
Net assets	$2,581,432,911
Shares of beneficial interest outstanding	263,319,917
20

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$589,493,480	60,074,462	$9.81
Class B	2,756,562	281,257	9.80
Class C	10,186,517	1,036,565	9.83
Class I	274,850,887	28,057,930	9.80
Class R1	1,959,576	199,922	9.80
Class R2	49,375,202	5,037,287	9.80
Class R3	38,285,520	3,903,417	9.81
Class R4	53,251,836	5,427,826	9.81
Class R6	1,561,273,331	159,301,251	9.80

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.25 [100 / 95.75 x $9.81]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
21

Financial Statements
Statement of Operations
Year ended 2/28/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$39,213,768
Dividends from affiliated issuers	319,245
Other	318
Total investment income	$39,533,331
Expenses
Management fee	$9,649,358
Distribution and service fees	2,366,117
Shareholder servicing costs	2,033,820
Administrative services fee	355,922
Independent Trustees' compensation	34,061
Custodian fee	150,363
Shareholder communications	59,302
Audit and tax fees	69,212
Legal fees	12,567
Miscellaneous	242,827
Total expenses	$14,973,549
Fees paid indirectly	(226)
Reduction of expenses by investment adviser and distributor	(347,640)
Net expenses	$14,625,683
Net investment income (loss)	$24,907,648
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(17,593,438)
Futures contracts	(1,992,120)
Forward foreign currency exchange contracts	3,514,379
Foreign currency	(3,424,669)
Net realized gain (loss)	$(19,495,848)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(66,834,917)
Futures contracts	2,249,036
Net unrealized gain (loss)	$(64,585,881)
Net realized and unrealized gain (loss)	$(84,081,729)
Change in net assets from operations	$(59,174,081)
See Notes to Financial Statements
22

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/22	2/28/21
Change in net assets
From operations
Net investment income (loss)	$24,907,648	$37,460,682
Net realized gain (loss)	(19,495,848)	11,832,530
Net unrealized gain (loss)	(64,585,881)	(43,921,875)
Change in net assets from operations	$(59,174,081)	$5,371,337
Total distributions to shareholders	$(30,875,262)	$(44,976,163)
Change in net assets from fund share transactions	$74,959,507	$382,371,044
Total change in net assets	$(15,089,836)	$342,766,218
Net assets
At beginning of period	2,596,522,747	2,253,756,529
At end of period	$2,581,432,911	$2,596,522,747
See Notes to Financial Statements
23

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.15	$10.28	$9.59	$9.55	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.14	$0.20	$0.20	$0.20
Net realized and unrealized gain (loss)	(0.31)	(0.10)	0.70	0.06	(0.26)
Total from investment operations	$(0.24)	$0.04	$0.90	$0.26	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.17)	$(0.21)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$9.81	$10.15	$10.28	$9.59	$9.55
Total return (%) (r)(s)(t)(x)	(2.43)	0.40	9.48	2.75	(0.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.85	0.86	0.87
Expenses after expense reductions (f)	0.78	0.80	0.84	0.84	0.85
Net investment income (loss)	0.73	1.35	1.98	2.12	2.06
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$589,493	$805,484	$702,063	$596,678	$625,457
See Notes to Financial Statements
24

Financial Highlights – continued
Class B	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.14	$10.27	$9.58	$9.54	$9.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.07	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.32)	(0.10)	0.71	0.06	(0.25)
Total from investment operations	$(0.32)	$(0.03)	$0.83	$0.19	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.10)	$(0.14)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$9.80	$10.14	$10.27	$9.58	$9.54
Total return (%) (r)(s)(t)(x)	(3.16)	(0.35)	8.68	1.99	(1.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.56	1.60	1.61	1.62
Expenses after expense reductions (f)	1.53	1.55	1.59	1.60	1.61
Net investment income (loss)	(0.02)	0.66	1.23	1.37	1.31
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$2,757	$4,468	$7,711	$8,811	$12,968

Class C	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.17	$10.29	$9.60	$9.57	$9.85
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.07	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.32)	(0.09)	0.71	0.05	(0.25)
Total from investment operations	$(0.32)	$(0.02)	$0.83	$0.18	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.10)	$(0.14)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$9.83	$10.17	$10.29	$9.60	$9.57
Total return (%) (r)(s)(t)(x)	(3.15)	(0.25)	8.66	1.88	(1.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.56	1.60	1.61	1.62
Expenses after expense reductions (f)	1.53	1.55	1.59	1.60	1.61
Net investment income (loss)	(0.01)	0.63	1.23	1.37	1.30
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$10,187	$19,052	$20,084	$19,919	$29,766
See Notes to Financial Statements
25

Financial Highlights – continued
Class I	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.14	$10.27	$9.58	$9.55	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.17	$0.22	$0.22	$0.22
Net realized and unrealized gain (loss)	(0.32)	(0.10)	0.70	0.05	(0.24)
Total from investment operations	$(0.22)	$0.07	$0.92	$0.27	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.20)	$(0.23)	$(0.24)	$(0.26)
Net asset value, end of period (x)	$9.80	$10.14	$10.27	$9.58	$9.55
Total return (%) (r)(s)(t)(x)	(2.18)	0.65	9.76	2.90	(0.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.56	0.60	0.61	0.62
Expenses after expense reductions (f)	0.52	0.55	0.59	0.60	0.61
Net investment income (loss)	0.97	1.60	2.20	2.36	2.29
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$274,851	$162,286	$96,407	$43,627	$39,572

Class R1	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.14	$10.27	$9.58	$9.54	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.06	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.32)	(0.09)	0.71	0.06	(0.26)
Total from investment operations	$(0.32)	$(0.03)	$0.83	$0.19	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.10)	$(0.14)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$9.80	$10.14	$10.27	$9.58	$9.54
Total return (%) (r)(s)(t)(x)	(3.16)	(0.35)	8.68	1.99	(1.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.56	1.60	1.61	1.62
Expenses after expense reductions (f)	1.53	1.55	1.59	1.60	1.61
Net investment income (loss)	(0.02)	0.61	1.23	1.37	1.31
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$1,960	$2,274	$2,158	$2,125	$2,237
See Notes to Financial Statements
26

Financial Highlights – continued
Class R2	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.14	$10.27	$9.58	$9.54	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.12	$0.17	$0.18	$0.18
Net realized and unrealized gain (loss)	(0.32)	(0.10)	0.71	0.06	(0.26)
Total from investment operations	$(0.27)	$0.02	$0.88	$0.24	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.15)	$(0.19)	$(0.20)	$(0.21)
Net asset value, end of period (x)	$9.80	$10.14	$10.27	$9.58	$9.54
Total return (%) (r)(s)(t)(x)	(2.67)	0.15	9.22	2.50	(0.86)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.06	1.10	1.11	1.12
Expenses after expense reductions (f)	1.03	1.05	1.09	1.10	1.11
Net investment income (loss)	0.48	1.12	1.73	1.87	1.80
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$49,375	$63,945	$78,519	$86,431	$98,060

Class R3	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.15	$10.27	$9.58	$9.55	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.14	$0.20	$0.20	$0.20
Net realized and unrealized gain (loss)	(0.31)	(0.09)	0.70	0.05	(0.25)
Total from investment operations	$(0.24)	$0.05	$0.90	$0.25	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.17)	$(0.21)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$9.81	$10.15	$10.27	$9.58	$9.55
Total return (%) (r)(s)(t)(x)	(2.43)	0.50	9.49	2.65	(0.51)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.85	0.86	0.87
Expenses after expense reductions (f)	0.78	0.80	0.84	0.85	0.86
Net investment income (loss)	0.73	1.36	1.99	2.12	2.05
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$38,286	$49,242	$52,773	$66,977	$79,274
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.15	$10.28	$9.59	$9.55	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.17	$0.22	$0.22	$0.23
Net realized and unrealized gain (loss)	(0.32)	(0.10)	0.71	0.06	(0.26)
Total from investment operations	$(0.22)	$0.07	$0.93	$0.28	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.20)	$(0.24)	$(0.24)	$(0.26)
Net asset value, end of period (x)	$9.81	$10.15	$10.28	$9.59	$9.55
Total return (%) (r)(s)(t)(x)	(2.18)	0.65	9.75	3.01	(0.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.56	0.60	0.61	0.62
Expenses after expense reductions (f)	0.53	0.55	0.59	0.60	0.61
Net investment income (loss)	0.98	1.61	2.22	2.36	2.30
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$53,252	$67,258	$73,230	$58,677	$64,691

Class R6	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$10.14	$10.27	$9.58	$9.54	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.18	$0.23	$0.24	$0.24
Net realized and unrealized gain (loss)	(0.32)	(0.10)	0.71	0.05	(0.26)
Total from investment operations	$(0.21)	$0.08	$0.94	$0.29	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.21)	$(0.25)	$(0.25)	$(0.27)
Net asset value, end of period (x)	$9.80	$10.14	$10.27	$9.58	$9.54
Total return (%) (r)(s)(t)(x)	(2.08)	0.75	9.87	3.13	(0.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.44	0.46	0.50	0.50	0.50
Expenses after expense reductions (f)	0.42	0.45	0.49	0.49	0.50
Net investment income (loss)	1.08	1.69	2.33	2.48	2.42
Portfolio turnover	398	307	113	56	20
Net assets at end of period (000 omitted)	$1,561,273	$1,422,514	$1,220,812	$1,025,911	$1,066,416

See Notes to Financial Statements
28

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate,
30

Notes to Financial Statements  - continued
maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of February 28, 2022 in valuing the fund's assets and liabilities:
31

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$1,125,731,159	$—	$1,125,731,159
Non - U.S. Sovereign Debt	—	3,686,705	—	3,686,705
Municipal Bonds	—	42,557,574	—	42,557,574
U.S. Corporate Bonds	—	16,013,844	—	16,013,844
Residential Mortgage-Backed Securities	—	1,118,426,481	—	1,118,426,481
Commercial Mortgage-Backed Securities	—	116,873,371	—	116,873,371
Asset-Backed Securities (including CDOs)	—	46,641,072	—	46,641,072
Mutual Funds	677,447,936	—	—	677,447,936
Total	$677,447,936	$2,469,930,206	$—	$3,147,378,142
Other Financial Instruments
Futures Contracts – Assets	$3,282,301	$—	$—	$3,282,301
Futures Contracts – Liabilities	(1,347,406)	—	—	(1,347,406)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate
32

Notes to Financial Statements  - continued
losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$3,282,301	$(1,347,406)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,992,120)	$ —
Foreign Exchange	—	3,514,379
Total	$(1,992,120)	$3,514,379
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$2,249,036
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the
33

Notes to Financial Statements  - continued
credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the
34

Notes to Financial Statements  - continued
fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
35

Notes to Financial Statements  - continued
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to
36

Notes to Financial Statements  - continued
cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/22	Year ended 2/28/21
Ordinary income (including any short-term capital gains)	$30,875,262	$44,976,163
37

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/22
Cost of investments	$3,151,667,768
Gross appreciation	26,451,074
Gross depreciation	(28,805,805)
Net unrealized appreciation (depreciation)	$ (2,354,731)
Undistributed ordinary income	7,204,391
Capital loss carryforwards	(94,841,984)
Other temporary differences	(2,260,295)
Total distributable earnings (loss)	$ (92,252,619)
As of February 28, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(19,240,400)
Long-Term	(75,601,584)
Total	$(94,841,984)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/22	Year ended 2/28/21
Class A	$6,866,841	$13,069,927
Class B	7,613	60,676
Class C	30,740	222,594
Class I	2,502,609	3,382,613
Class R1	4,340	22,693
Class R2	407,067	1,057,985
Class R3	416,860	864,178
Class R4	772,308	1,407,096
Class R6	19,866,884	24,888,401
Total	$30,875,262	$44,976,163
38

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion and up to $5 billion	0.30%
In excess of $5 billion	0.29%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended February 28, 2022, this management fee reduction amounted to $345,989, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2022 was equivalent to an annual effective rate of 0.35% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.80%	1.55%	1.55%	0.55%	1.55%	1.05%	0.80%	0.55%	0.44%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2023. For the year ended February 28, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,301 for the year ended February 28, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
39

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,776,757
Class B	0.75%	0.25%	1.00%	1.00%	35,019
Class C	0.75%	0.25%	1.00%	1.00%	138,113
Class R1	0.75%	0.25%	1.00%	1.00%	21,374
Class R2	0.25%	0.25%	0.50%	0.50%	286,448
Class R3	—	0.25%	0.25%	0.25%	108,406
Total Distribution and Service Fees					$2,366,117
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2022, this rebate amounted to $1,570, $1, $7, and $73 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2022, were as follows:
Amount
Class A	$76,323
Class B	6,200
Class C	1,575
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2022, the fee was $231,523, which equated to 0.0088% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,232,379.
40

Notes to Financial Statements  - continued
Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period from March 1, 2021 through September 29, 2021, these costs for the fund amounted to $569,918 and are included in “Shareholder servicing costs” in the Statement of Operations. Effective September 30, 2021, the Special Servicing Agreement terminated and the fund no longer participates in this Special Servicing Agreement.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2022 was equivalent to an annual effective rate of 0.0135% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,689 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 28, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $4,965 at February 28, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended February 28, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$9,954,584,588	$9,748,929,901
Non-U.S. Government securities	138,722,824	162,227,157
41

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/22		Year ended 2/28/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	12,865,232	$129,822,253	37,432,324	$388,976,524
Class B	21,933	216,332	172,933	1,792,195
Class C	205,708	2,075,649	1,838,016	19,087,959
Class I	18,031,612	182,635,307	20,764,180	215,062,429
Class R1	21,801	219,632	157,633	1,631,410
Class R2	797,169	8,008,502	2,829,544	29,391,810
Class R3	887,626	8,929,415	1,848,618	19,205,838
Class R4	1,720,152	17,301,502	4,005,926	41,619,980
Class R6	27,045,019	273,000,607	49,026,064	509,164,154
	61,596,252	$622,209,199	118,075,238	$1,225,932,299
Shares issued to shareholders in reinvestment of distributions
Class A	573,886	$5,784,485	1,005,414	$10,466,299
Class B	730	7,374	5,698	59,331
Class C	2,956	29,928	20,289	211,820
Class I	232,686	2,336,109	290,751	3,022,529
Class R1	430	4,337	2,180	22,685
Class R2	39,925	402,161	99,515	1,035,320
Class R3	41,361	416,755	83,031	864,142
Class R4	28,135	283,710	63,588	662,276
Class R6	1,940,314	19,521,118	2,344,033	24,359,227
	2,860,423	$28,785,977	3,914,499	$40,703,629
Shares reacquired
Class A	(32,694,309)	$(330,894,993)	(27,409,355)	$(284,825,248)
Class B	(181,994)	(1,831,424)	(489,221)	(5,076,599)
Class C	(1,045,840)	(10,566,047)	(1,935,540)	(20,133,491)
Class I	(6,214,095)	(62,539,024)	(14,438,216)	(149,772,348)
Class R1	(46,555)	(467,553)	(145,752)	(1,509,695)
Class R2	(2,104,748)	(21,209,554)	(4,272,384)	(44,167,230)
Class R3	(1,877,643)	(18,929,424)	(2,216,138)	(22,928,241)
Class R4	(2,945,540)	(29,635,565)	(4,570,079)	(47,313,619)
Class R6	(9,948,777)	(99,962,085)	(30,003,593)	(308,538,413)
	(57,059,501)	$(576,035,669)	(85,480,278)	$(884,264,884)
42

Notes to Financial Statements  - continued
	Year ended 2/28/22		Year ended 2/28/21
	Shares	Amount	Shares	Amount
Net change
Class A	(19,255,191)	$(195,288,255)	11,028,383	$114,617,575
Class B	(159,331)	(1,607,718)	(310,590)	(3,225,073)
Class C	(837,176)	(8,460,470)	(77,235)	(833,712)
Class I	12,050,203	122,432,392	6,616,715	68,312,610
Class R1	(24,324)	(243,584)	14,061	144,400
Class R2	(1,267,654)	(12,798,891)	(1,343,325)	(13,740,100)
Class R3	(948,656)	(9,583,254)	(284,489)	(2,858,261)
Class R4	(1,197,253)	(12,050,353)	(500,565)	(5,031,363)
Class R6	19,036,556	192,559,640	21,366,504	224,984,968
	7,397,174	$74,959,507	36,509,459	$382,371,044
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 28%, 18%, 3%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2022, the fund’s commitment fee and interest expense were $10,285 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
43

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$688,575,859	$1,233,617,609	$1,244,745,532	$—	$—	$677,447,936

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$319,245	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
44

Notes to Financial Statements  - continued
(10) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund (the “Fund”), including the portfolio of investments, as of February 28, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
46

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 14, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
47

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
48

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
49

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
50

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Geoffrey Schecter Jake Stone
51

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
52

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
54

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
February 28, 2022
MFS®  New Discovery
Value Fund
NDV-ANN

MFS® New Discovery
Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
As a result of Russia’s invasion of Ukraine, the danger of wider geopolitical conflict has risen to a level not seen in decades, and this comes as sanctions aimed at countering Russia’s actions are exacerbating already mounting inflation. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The US Federal Reserve recently raised rates for the first time since 2018 and indicated that it is likely to tighten policy much more over the coming year. Meanwhile, the unsettled geopolitical backdrop and prospect of tighter financial conditions has led to increased volatility.
There are, however, encouraging signs for the markets. The Omicron wave of the coronavirus is receding outside Asia, unemployment is low, and there are signs that some global supply chain bottlenecks are beginning to ease, though events in Ukraine could hamper these advances. Additionally, easier Chinese monetary policy and the record pace of corporate stock buybacks are supportive elements, albeit amid an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
April 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Umpqua Holdings Corp.	1.7%
International Game Technology PLC	1.7%
SLM Corp.	1.6%
Skechers USA, Inc., “A”	1.6%
Cathay General Bancorp, Inc.	1.5%
Black Hills Corp.	1.5%
Prosperity Bancshares, Inc.	1.4%
Portland General Electric Co.	1.4%
KBR, Inc.	1.3%
Graphic Packaging Holding Co.	1.3%
GICS equity sectors (g)
Financials	24.7%
Industrials	13.4%
Consumer Discretionary	12.9%
Materials	11.3%
Information Technology	8.5%
Energy	6.6%
Real Estate	6.5%
Health Care	6.4%
Utilities	5.6%
Consumer Staples	2.6%
Communication Services	0.8%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of February 28, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended February 28, 2022, Class A shares of the MFS New Discovery Value Fund (fund) provided a total return of 18.34%, at net asset value. This compares with a return of 6.63% for the fund’s benchmark, the Russell 2000® Value Index.
Market Environment
At the end of the period, just as the Omicron wave of the pandemic appeared to be receding in much of the world, markets experienced a geopolitical shock as Russia launched a full-scale invasion of neighboring Ukraine. Given Europe's heavy reliance on imported oil and gas from Russia, European markets were among the hardest hit. Energy prices spiked in the wake of the invasion, adding to already multi-decade high levels of inflation, and non-energy commodities rose sharply as well. Both the equity and fixed income markets experienced significant upticks in volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. As a result of potential growth challenges, expectations for aggressive monetary policy tightening from developed market central banks have moderated. While the Fed is expected to raise interest rates multiple times in 2022, the rate path is expected to be less aggressive than prior to the invasion. Anticipation of tighter policy from the European Central Bank has moderated considerably with no move expected until late this year.
Against an environment of rising labor and raw materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that some supply chain bottlenecks may be easing, low levels of unemployment across developed markets and loosening of coronavirus restrictions are supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection and an underweight position in the health care sector contributed to the fund's performance relative to the Russell 2000® Value Index. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors for the reporting period.
Stock selection in both the industrials and financials sectors also aided relative results. Within the industrials sector, the fund’s overweight position in engineering company KBR benefited relative returns. Within the financials sector, an overweight position in debt collections firm Encore Capital Group supported relative performance.
Stock selection in the consumer discretionary sector further bolstered relative results. Within this sector, the timing of the fund's ownership in shares of gaming company International Game Technology, and an overweight position in internet-based mailing
3

Management Review - continued
and shipping solutions company Stamps.com(h) helped relative returns. The stock price of International Game Technology appreciated as the company posted strong financial results during the period, driven by strength in its lottery division.
Elsewhere, the fund's holdings of oil and gas exploration and production company Devon Energy(b), oil and natural gas properties company Viper Energy Partners(b), high purity process chemicals supplier CMC Materials(b)(h), specialty chemical company Element Solutions(b) and self-storage real estate investment trust Life Storage(b) benefited relative returns. The stock price of Devon Energy advanced as the company delivered better-than-anticipated operational and financial results, underpinned by strong oil prices. Additionally, the timing of the fund's ownership in shares of oil and gas exploration company Magnolia Oil & Gas also supported relative performance.
Detractors from Performance
An underweight position in the energy sector detracted from relative results, led by the fund not holding shares of strong-performing exploration and production (E&P) company Ovintiv.
Stocks in other sectors that held back relative performance included the fund’s holdings of cleaning and hygiene products provider Diversey Holdings(b), enterprise communication solutions provider 8x8(b)(h), integrated payment and frictionless commerce solutions company Paya(b) and educational services provider Grand Canyon Education(b). The stock price of Paya declined on the back of lower-than-expected financial results, driven by a sluggish COVID-19 recovery, specifically within its healthcare business. In addition, the fund's overweight positions in beauty salon franchiser and operator Regis(h), real estate investment trust Two Harbors Investment Corp. and apparel retailer Urban Outfitters, and not holding shares of rental car company Avis Budget Group and video game retailer GameStop, further hindered relative returns. The stock price of Regis declined as the company reported revenues below market estimates, with management noting lost revenues from government-mandated COVID-19 salon closures.
Respectfully,
Portfolio Manager(s)
Richard Offen and Kevin Schmitz
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 2/28/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 2/28/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/26/11	18.34%	12.17%	13.26%	N/A
B	5/26/11	17.45%	11.33%	12.42%	N/A
C	5/26/11	17.42%	11.33%	12.41%	N/A
I	5/26/11	18.64%	12.45%	13.54%	N/A
R1	5/26/11	17.39%	11.32%	12.41%	N/A
R2	5/26/11	18.02%	11.90%	12.99%	N/A
R3	5/26/11	18.36%	12.18%	13.26%	N/A
R4	5/26/11	18.60%	12.46%	13.55%	N/A
R6	7/02/12	18.75%	12.58%	N/A	14.11%
Comparative benchmark(s)

Russell 2000® Value Index (f)	6.63%	7.97%	10.66%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	11.53%	10.85%	12.59%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	13.45%	11.07%	12.42%	N/A
C With CDSC (1% for 12 months) (v)	16.42%	11.33%	12.41%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Value Index(h) - a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2021 through February 28, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/21	Ending Account Value 2/28/22	Expenses Paid During Period (p) 9/01/21-2/28/22
A	Actual	1.18%	$1,000.00	$1,038.05	$5.96
	Hypothetical (h)	1.18%	$1,000.00	$1,018.94	$5.91
B	Actual	1.93%	$1,000.00	$1,034.59	$9.74
	Hypothetical (h)	1.93%	$1,000.00	$1,015.22	$9.64
C	Actual	1.93%	$1,000.00	$1,034.26	$9.73
	Hypothetical (h)	1.93%	$1,000.00	$1,015.22	$9.64
I	Actual	0.93%	$1,000.00	$1,039.95	$4.70
	Hypothetical (h)	0.93%	$1,000.00	$1,020.18	$4.66
R1	Actual	1.93%	$1,000.00	$1,034.59	$9.74
	Hypothetical (h)	1.93%	$1,000.00	$1,015.22	$9.64
R2	Actual	1.43%	$1,000.00	$1,037.14	$7.22
	Hypothetical (h)	1.43%	$1,000.00	$1,017.70	$7.15
R3	Actual	1.18%	$1,000.00	$1,038.56	$5.96
	Hypothetical (h)	1.18%	$1,000.00	$1,018.94	$5.91
R4	Actual	0.93%	$1,000.00	$1,039.87	$4.70
	Hypothetical (h)	0.93%	$1,000.00	$1,020.18	$4.66
R6	Actual	0.83%	$1,000.00	$1,040.21	$4.20
	Hypothetical (h)	0.83%	$1,000.00	$1,020.68	$4.16
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
2/28/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Aerospace & Defense – 2.6%
CACI International, Inc., “A” (a)	193,041	$ 54,010,941
KBR, Inc.	1,153,671	57,268,229
		$111,279,170
Apparel Manufacturers – 2.5%
PVH Corp.	401,311	$ 39,284,334
Skechers USA, Inc., “A” (a)	1,457,399	67,011,206
		$106,295,540
Automotive – 3.4%
LKQ Corp.	982,435	$ 46,125,323
Methode Electronics, Inc.	1,075,251	49,074,456
Stoneridge, Inc. (a)	613,838	10,134,465
Visteon Corp. (a)	342,892	41,205,332
		$146,539,576
Business Services – 2.1%
HireRight Holdings Corp. (a)	1,689,766	$ 22,085,242
Paya, Inc. (a)	5,425,349	34,993,501
TaskUs, Inc., “A” (a)	515,929	14,817,481
WNS (Holdings) Ltd., ADR (a)	229,286	18,945,902
		$90,842,126
Chemicals – 1.2%
Element Solutions, Inc.	2,172,469	$ 53,399,288
Computer Software – 1.5%
ACI Worldwide, Inc. (a)	733,333	$ 24,581,322
Everbridge, Inc. (a)	431,383	17,048,256
Sabre Corp. (a)	1,932,807	21,125,581
		$62,755,159
Computer Software - Systems – 1.8%
Softchoice Corp. (l)	1,860,842	$ 33,370,366
Verint Systems, Inc. (a)	856,895	43,041,836
		$76,412,202
Construction – 1.2%
GMS, Inc. (a)	366,227	$ 19,867,815
Toll Brothers, Inc.	573,542	31,120,389
		$50,988,204
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.6%
Energizer Holdings, Inc.	649,385	$ 21,682,965
Newell Brands, Inc.	1,564,194	37,149,608
Prestige Consumer Healthcare, Inc. (a)	911,480	54,260,404
		$113,092,977
Consumer Services – 0.8%
Grand Canyon Education, Inc. (a)	386,744	$ 33,580,981
Containers – 4.7%
Ardagh Metal Packaging S.A. (a)	4,215,301	$ 35,029,151
Berry Global, Inc. (a)	862,769	52,326,940
Graphic Packaging Holding Co.	2,712,456	55,822,345
Pactiv Evergreen, Inc.	2,133,887	20,527,993
Silgan Holdings, Inc.	882,007	36,938,453
		$200,644,882
Electrical Equipment – 3.2%
nVent Electric PLC	1,346,655	$ 45,692,004
TriMas Corp.	1,369,350	44,517,569
Vertiv Holdings Co.	1,174,769	15,295,492
WESCO International, Inc. (a)	275,124	33,490,845
		$138,995,910
Electronics – 2.0%
Cohu, Inc. (a)	992,632	$ 30,950,266
Plexus Corp. (a)	652,478	53,157,382
		$84,107,648
Energy - Independent – 3.6%
CNX Resources Corp. (a)	2,273,502	$ 37,149,023
Devon Energy Corp.	396,703	23,623,664
Magnolia Oil & Gas Corp., “A”	1,782,132	39,830,650
Viper Energy Partners LP	1,874,910	55,141,103
		$155,744,440
Engineering - Construction – 0.7%
APi Group, Inc. (a)	1,401,671	$ 30,234,043
Food & Beverages – 2.1%
Hostess Brands, Inc. (a)	1,854,696	$ 39,950,152
Nomad Foods Ltd. (a)	1,981,938	49,905,199
		$89,855,351
Furniture & Appliances – 0.8%
IMAX Corp. (a)	1,566,562	$ 32,396,502
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 1.7%
International Game Technology PLC	2,396,972	$ 73,395,283
Insurance – 3.8%
CNO Financial Group, Inc.	1,731,197	$ 41,843,032
Everest Re Group Ltd.	141,332	42,148,029
Hanover Insurance Group, Inc.	298,230	41,606,067
Selective Insurance Group, Inc.	467,480	38,889,661
		$164,486,789
Leisure & Toys – 1.0%
Brunswick Corp.	288,342	$ 27,542,428
Funko, Inc., “A” (a)	972,829	16,985,594
		$44,528,022
Machinery & Tools – 2.8%
Enerpac Tool Group Corp.	552,326	$ 9,527,624
Flowserve Corp.	1,296,931	39,387,795
Regal Rexnord Corp.	278,647	44,681,046
Timken Co.	424,822	27,851,330
		$121,447,795
Medical & Health Technology & Services – 2.8%
ICON PLC (a)	132,025	$ 31,423,270
Premier, Inc., “A”	1,159,176	41,660,785
Syneos Health, Inc. (a)	605,814	47,980,469
		$121,064,524
Medical Equipment – 1.8%
Agiliti Health, Inc. (a)	1,396,241	$ 25,146,301
Envista Holdings Corp. (a)	774,621	37,181,808
Maravai Lifesciences Holdings, Inc., “A” (a)	361,503	14,123,922
		$76,452,031
Metals & Mining – 1.3%
Arconic Corp. (a)	1,207,695	$ 37,076,236
Kaiser Aluminum Corp.	192,915	18,616,298
		$55,692,534
Natural Gas - Distribution – 2.7%
New Jersey Resources Corp.	1,146,704	$ 50,019,229
ONE Gas, Inc.	488,666	40,603,258
South Jersey Industries, Inc.	788,453	26,752,210
		$117,374,697
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 1.1%
Plains GP Holdings LP	4,002,586	$ 45,269,248
Oil Services – 1.9%
ChampionX Corp.	2,400,097	$ 51,386,077
Expro Group Holdings N.V. (a)	1,907,593	30,693,171
		$82,079,248
Other Banks & Diversified Financials – 22.0%
Air Lease Corp.	993,228	$ 41,477,201
Bank of Hawaii Corp.	592,001	51,018,646
Brookline Bancorp, Inc.	2,464,546	42,242,318
Cathay General Bancorp, Inc.	1,362,642	64,085,053
East West Bancorp, Inc.	499,078	43,699,270
Element Fleet Management Corp.	4,135,540	40,588,653
Encore Capital Group, Inc. (a)	653,505	43,124,795
First Hawaiian, Inc.	1,778,164	51,691,228
First Interstate BancSystem, Inc.	1,129,338	45,851,123
Hanmi Financial Corp.	1,359,189	35,502,017
Lakeland Financial Corp.	312,276	25,047,658
Prosperity Bancshares, Inc.	818,628	60,955,041
Sandy Spring Bancorp, Inc.	620,475	29,218,168
SLM Corp.	3,574,936	70,426,239
Texas Capital Bancshares, Inc. (a)	448,862	29,894,209
Textainer Group Holdings Ltd.	623,518	22,141,124
Triton International Ltd. of Bermuda	432,393	28,399,572
UMB Financial Corp.	541,119	55,118,381
Umpqua Holdings Corp.	3,442,865	73,505,168
Wintrust Financial Corp.	431,151	42,839,163
Zions Bancorp NA	682,786	48,402,700
		$945,227,727
Pharmaceuticals – 0.6%
Organon & Co.	667,492	$ 24,917,476
Real Estate – 7.5%
Brixmor Property Group, Inc., REIT	859,837	$ 21,599,105
Broadstone Net Lease, Inc., REIT	1,753,059	37,971,258
Douglas Emmett, Inc., REIT	543,390	17,225,463
Empire State Realty Trust, REIT, “A”	3,530,661	33,400,053
Industrial Logistics Properties Trust, REIT	1,696,633	37,953,680
Life Storage, Inc., REIT	205,917	26,067,033
LXP Industrial Trust, REIT	2,036,149	31,478,864
National Storage Affiliates Trust, REIT	530,226	30,896,269
Phillips Edison & Co., REIT	1,374,868	44,435,734
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Two Harbors Investment Corp., REIT	8,244,685	$ 41,718,106
		$322,745,565
Restaurants – 0.9%
Jack in the Box, Inc.	448,839	$ 38,721,340
Specialty Chemicals – 3.9%
Avient Corp.	1,022,093	$ 53,547,452
Axalta Coating Systems Ltd. (a)	1,197,325	32,375,668
Diversey Holdings Ltd. (a)	4,655,973	44,557,662
Univar Solutions, Inc. (a)	1,159,568	35,610,333
		$166,091,115
Specialty Stores – 2.2%
Urban Outfitters, Inc. (a)	1,754,396	$ 48,263,434
Zumiez, Inc. (a)	1,002,306	44,592,594
		$92,856,028
Trucking – 1.6%
Schneider National, Inc.	1,187,382	$ 31,014,418
XPO Logistics, Inc. (a)	534,461	38,844,625
		$69,859,043
Utilities - Electric Power – 2.9%
Black Hills Corp.	896,119	$ 62,719,369
Portland General Electric Co.	1,183,923	60,107,770
		$122,827,139
Total Common Stocks (Identified Cost, $3,211,636,046)		$4,262,199,603
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.06% (v) (Identified Cost, $17,782,312)	17,782,312	$ 17,782,312
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06% (j) (Identified Cost, $860,299)	860,299	$ 860,299

Other Assets, Less Liabilities – 0.3%		11,382,453
Net Assets – 100.0%		$4,292,224,667

(a)	Non-income producing security.
14

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $17,782,312 and $4,263,059,902, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 2/28/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $863,376 of securities on loan (identified cost, $3,212,496,345)	$4,263,059,902
Investments in affiliated issuers, at value (identified cost, $17,782,312)	17,782,312
Receivables for
Investments sold	22,898,721
Fund shares sold	13,986,185
Interest and dividends	4,198,321
Other assets	10,629
Total assets	$4,321,936,070
Liabilities
Payables for
Investments purchased	$20,245,646
Fund shares reacquired	7,271,393
Collateral for securities loaned, at value	860,299
Payable to affiliates
Investment adviser	363,742
Administrative services fee	6,304
Shareholder servicing costs	723,345
Distribution and service fees	17,743
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	222,920
Total liabilities	$29,711,403
Net assets	$4,292,224,667
Net assets consist of
Paid-in capital	$3,147,502,507
Total distributable earnings (loss)	1,144,722,160
Net assets	$4,292,224,667
Shares of beneficial interest outstanding	212,343,645
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$361,164,685	18,026,694	$20.03
Class B	6,016,203	320,484	18.77
Class C	37,588,466	2,014,073	18.66
Class I	1,795,671,079	88,801,365	20.22
Class R1	2,223,791	118,439	18.78
Class R2	6,251,315	315,035	19.84
Class R3	104,164,042	5,187,062	20.08
Class R4	103,464,401	5,108,687	20.25
Class R6	1,875,680,685	92,451,806	20.29

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $21.25 [100 / 94.25 x $20.03]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 2/28/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$58,592,292
Other	315,469
Income on securities loaned	249,507
Dividends from affiliated issuers	14,040
Foreign taxes withheld	(158,449)
Total investment income	$59,012,859
Expenses
Management fee	$33,380,766
Distribution and service fees	1,678,772
Shareholder servicing costs	2,536,406
Administrative services fee	551,778
Independent Trustees' compensation	48,901
Custodian fee	123,286
Shareholder communications	261,557
Audit and tax fees	61,424
Legal fees	19,150
Miscellaneous	250,951
Total expenses	$38,912,991
Reduction of expenses by investment adviser and distributor	(545,677)
Net expenses	$38,367,314
Net investment income (loss)	$20,645,545
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$515,826,555
Foreign currency	86,372
Net realized gain (loss)	$515,912,927
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$147,863,386
Net realized and unrealized gain (loss)	$663,776,313
Change in net assets from operations	$684,421,858
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/22	2/28/21
Change in net assets
From operations
Net investment income (loss)	$20,645,545	$23,018,760
Net realized gain (loss)	515,912,927	(33,509,403)
Net unrealized gain (loss)	147,863,386	992,232,798
Change in net assets from operations	$684,421,858	$981,742,155
Total distributions to shareholders	$(372,836,514)	$(67,363,256)
Change in net assets from fund share transactions	$249,455,580	$(147,791,280)
Total change in net assets	$561,040,924	$766,587,619
Net assets
At beginning of period	3,731,183,743	2,964,596,124
At end of period	$4,292,224,667	$3,731,183,743
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$18.53	$14.12	$15.16	$14.92	$14.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.07	$0.10	$0.05	$0.02
Net realized and unrealized gain (loss)	3.32	4.66	(0.38)	1.21	0.72
Total from investment operations	$3.37	$4.73	$(0.28)	$1.26	$0.74
Less distributions declared to shareholders
From net investment income	$(0.15)	$—	$(0.10)	$(0.04)	$(0.00)(w)
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.87)	$(0.32)	$(0.76)	$(1.02)	$(0.81)
Net asset value, end of period (x)	$20.03	$18.53	$14.12	$15.16	$14.92
Total return (%) (r)(s)(t)(x)	18.34	34.47	(2.41)	8.90	4.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.19	1.23	1.23	1.29	1.33
Expenses after expense reductions	1.18	1.22	1.22	1.28	1.32
Net investment income (loss)	0.25	0.53	0.64	0.31	0.12
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$361,165	$333,743	$331,255	$318,067	$250,525
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$17.54	$13.48	$14.52	$14.40	$14.60
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.03)	$(0.02)	$(0.07)	$(0.09)
Net realized and unrealized gain (loss)	3.13	4.41	(0.36)	1.17	0.70
Total from investment operations	$3.04	$4.38	$(0.38)	$1.10	$0.61
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$—	$—	$—
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.81)	$(0.32)	$(0.66)	$(0.98)	$(0.81)
Net asset value, end of period (x)	$18.77	$17.54	$13.48	$14.52	$14.40
Total return (%) (r)(s)(t)(x)	17.45	33.50	(3.11)	8.05	4.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.94	1.98	1.98	2.04	2.08
Expenses after expense reductions	1.93	1.97	1.97	2.03	2.07
Net investment income (loss)	(0.49)	(0.21)	(0.12)	(0.48)	(0.63)
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$6,016	$6,032	$6,207	$7,198	$6,329
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$17.45	$13.41	$14.45	$14.33	$14.54
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.03)	$(0.02)	$(0.08)	$(0.09)
Net realized and unrealized gain (loss)	3.11	4.39	(0.36)	1.18	0.69
Total from investment operations	$3.02	$4.36	$(0.38)	$1.10	$0.60
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$—	$—	$—
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.81)	$(0.32)	$(0.66)	$(0.98)	$(0.81)
Net asset value, end of period (x)	$18.66	$17.45	$13.41	$14.45	$14.33
Total return (%) (r)(s)(t)(x)	17.42	33.52	(3.12)	8.09	4.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.94	1.98	1.98	2.04	2.08
Expenses after expense reductions	1.93	1.97	1.97	2.03	2.07
Net investment income (loss)	(0.48)	(0.21)	(0.11)	(0.56)	(0.64)
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$37,588	$39,061	$38,477	$41,046	$52,616
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$18.69	$14.21	$15.25	$15.00	$15.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.11	$0.14	$0.12	$0.06
Net realized and unrealized gain (loss)	3.35	4.70	(0.39)	1.19	0.73
Total from investment operations	$3.45	$4.81	$(0.25)	$1.31	$0.79
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.01)	$(0.13)	$(0.08)	$(0.04)
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.92)	$(0.33)	$(0.79)	$(1.06)	$(0.85)
Net asset value, end of period (x)	$20.22	$18.69	$14.21	$15.25	$15.00
Total return (%) (r)(s)(t)(x)	18.64	34.82	(2.17)	9.19	5.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.94	0.98	0.98	1.04	1.08
Expenses after expense reductions	0.93	0.97	0.97	1.03	1.07
Net investment income (loss)	0.46	0.78	0.89	0.77	0.37
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$1,795,671	$1,430,510	$1,119,891	$917,167	$351,939
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$17.55	$13.49	$14.53	$14.41	$14.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.03)	$(0.02)	$(0.06)	$(0.09)
Net realized and unrealized gain (loss)	3.14	4.41	(0.36)	1.16	0.70
Total from investment operations	$3.04	$4.38	$(0.38)	$1.10	$0.61
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$(0.00)(w)	$—	$—
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.81)	$(0.32)	$(0.66)	$(0.98)	$(0.81)
Net asset value, end of period (x)	$18.78	$17.55	$13.49	$14.53	$14.41
Total return (%) (r)(s)(t)(x)	17.45	33.47	(3.08)	8.04	4.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.94	1.98	1.98	2.04	2.08
Expenses after expense reductions	1.93	1.96	1.97	2.03	2.07
Net investment income (loss)	(0.51)	(0.22)	(0.11)	(0.42)	(0.64)
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$2,224	$2,320	$1,453	$1,581	$1,228
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$18.38	$14.04	$15.09	$14.87	$14.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.04	$0.06	$0.02	$(0.02)
Net realized and unrealized gain (loss)	3.28	4.62	(0.38)	1.19	0.73
Total from investment operations	$3.29	$4.66	$(0.32)	$1.21	$0.71
Less distributions declared to shareholders
From net investment income	$(0.11)	$—	$(0.07)	$(0.01)	$—
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.83)	$(0.32)	$(0.73)	$(0.99)	$(0.81)
Net asset value, end of period (x)	$19.84	$18.38	$14.04	$15.09	$14.87
Total return (%) (r)(s)(t)(x)	18.02	34.16	(2.64)	8.59	4.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.44	1.48	1.47	1.54	1.58
Expenses after expense reductions	1.43	1.47	1.47	1.53	1.57
Net investment income (loss)	0.05	0.29	0.40	0.16	(0.13)
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$6,251	$4,779	$5,054	$3,719	$2,349
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$18.57	$14.15	$15.20	$14.96	$15.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.07	$0.10	$0.06	$0.02
Net realized and unrealized gain (loss)	3.33	4.67	(0.38)	1.20	0.73
Total from investment operations	$3.38	$4.74	$(0.28)	$1.26	$0.75
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.00)(w)	$(0.11)	$(0.04)	$(0.01)
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.87)	$(0.32)	$(0.77)	$(1.02)	$(0.82)
Net asset value, end of period (x)	$20.08	$18.57	$14.15	$15.20	$14.96
Total return (%) (r)(s)(t)(x)	18.36	34.47	(2.41)	8.88	5.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.19	1.23	1.22	1.29	1.33
Expenses after expense reductions	1.18	1.22	1.21	1.28	1.32
Net investment income (loss)	0.24	0.53	0.64	0.40	0.11
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$104,164	$88,963	$76,069	$45,355	$26,095
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$18.72	$14.23	$15.27	$15.02	$15.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.11	$0.14	$0.10	$0.06
Net realized and unrealized gain (loss)	3.36	4.71	(0.38)	1.21	0.73
Total from investment operations	$3.45	$4.82	$(0.24)	$1.31	$0.79
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.01)	$(0.14)	$(0.08)	$(0.04)
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.92)	$(0.33)	$(0.80)	$(1.06)	$(0.85)
Net asset value, end of period (x)	$20.25	$18.72	$14.23	$15.27	$15.02
Total return (%) (r)(s)(t)(x)	18.60	34.84	(2.16)	9.19	5.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.94	0.98	0.98	1.03	1.08
Expenses after expense reductions	0.93	0.97	0.97	1.03	1.07
Net investment income (loss)	0.45	0.78	0.89	0.66	0.36
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$103,464	$104,206	$82,613	$71,765	$5,469
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value, beginning of period	$18.75	$14.24	$15.27	$15.02	$15.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.16	$0.12	$0.07
Net realized and unrealized gain (loss)	3.35	4.71	(0.38)	1.20	0.73
Total from investment operations	$3.48	$4.84	$(0.22)	$1.32	$0.80
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.01)	$(0.15)	$(0.09)	$(0.05)
From net realized gain	(1.72)	(0.32)	(0.66)	(0.98)	(0.81)
Total distributions declared to shareholders	$(1.94)	$(0.33)	$(0.81)	$(1.07)	$(0.86)
Net asset value, end of period (x)	$20.29	$18.75	$14.24	$15.27	$15.02
Total return (%) (r)(s)(t)(x)	18.75	34.98	(2.02)	9.28	5.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.84	0.87	0.87	0.92	0.97
Expenses after expense reductions	0.83	0.86	0.86	0.92	0.96
Net investment income (loss)	0.62	0.89	0.99	0.78	0.47
Portfolio turnover	44	48	44	57	60
Net assets at end of period (000 omitted)	$1,875,681	$1,721,570	$1,303,575	$938,134	$599,845

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
29

Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$4,262,199,603	$—	$—	$4,262,199,603
Mutual Funds	18,642,611	—	—	18,642,611
Total	$4,280,842,214	$—	$—	$4,280,842,214
30

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $863,376. The fair value of the fund's investment securities on loan and a related liability of $860,299 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund's securities on loan is marked to market daily and daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. The value of the fund's securities on loan net of the related collateral is $3,077 at period end. This collateral shortfall was adjusted for the following business day. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
31

Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
32

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/22	Year ended 2/28/21
Ordinary income (including any short-term capital gains)	$165,834,643	$34,305,697
Long-term capital gains	207,001,871	33,057,559
Total distributions	$372,836,514	$67,363,256
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/22
Cost of investments	$3,277,881,184
Gross appreciation	1,129,833,017
Gross depreciation	(126,871,987)
Net unrealized appreciation (depreciation)	$1,002,961,030
Undistributed ordinary income	55,369,411
Undistributed long-term capital gain	86,391,719
Total distributable earnings (loss)	$1,144,722,160
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/22	Year ended 2/28/21
Class A	$31,886,235	$6,297,483
Class B	572,192	130,336
Class C	3,520,445	807,766
Class I	151,035,934	24,173,641
Class R1	226,208	35,695
Class R2	501,000	98,960
Class R3	8,905,282	1,755,065
Class R4	8,957,807	1,948,117
Class R6	167,231,411	32,116,193
Total	$372,836,514	$67,363,256
33

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended February 28, 2022, this management fee reduction amounted to $545,381, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2022 was equivalent to an annual effective rate of 0.79% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.10%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2023. For the year ended February 28, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $19,551 for the year ended February 28, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
34

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 908,926
Class B	0.75%	0.25%	1.00%	1.00%	64,351
Class C	0.75%	0.25%	1.00%	1.00%	402,602
Class R1	0.75%	0.25%	1.00%	1.00%	24,778
Class R2	0.25%	0.25%	0.50%	0.50%	27,492
Class R3	—	0.25%	0.25%	0.25%	250,623
Total Distribution and Service Fees					$1,678,772
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2022, this rebate amounted to $296 for Class A and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2022, were as follows:
Amount
Class A	$907
Class B	3,411
Class C	471
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2022, the fee was $117,072, which equated to 0.0028% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,419,334.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
35

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2022 was equivalent to an annual effective rate of 0.0133% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 28, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,467,195 and $3,540,351, respectively. The sales transactions resulted in net realized gains (losses) of $144,120.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2022, this reimbursement amounted to $315,132, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended February 28, 2022, purchases and sales of investments, other than short-term obligations, aggregated $1,811,801,927 and $1,886,329,968, respectively.
36

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/22		Year ended 2/28/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,098,623	$22,440,858	2,019,337	$26,327,639
Class B	4,693	88,671	976	13,070
Class C	73,653	1,430,370	169,412	2,108,802
Class I	23,172,755	478,577,848	31,316,292	433,769,956
Class R1	44,355	850,624	32,645	482,002
Class R2	150,541	3,094,638	71,753	972,777
Class R3	1,796,008	37,157,318	1,577,907	21,718,615
Class R4	1,451,743	30,146,067	1,417,123	19,335,999
Class R6	19,041,746	396,650,999	31,239,089	414,302,831
	46,834,117	$970,437,393	67,844,534	$919,031,691
Shares issued to shareholders in reinvestment of distributions
Class A	1,604,212	$31,851,630	486,139	$6,285,772
Class B	30,529	568,762	10,527	129,382
Class C	190,074	3,520,261	66,035	806,943
Class I	7,437,596	148,948,456	1,807,969	23,539,760
Class R1	12,144	226,208	2,904	35,695
Class R2	25,476	501,000	7,707	98,960
Class R3	447,641	8,905,282	135,422	1,755,065
Class R4	446,689	8,957,807	149,395	1,948,117
Class R6	7,443,689	149,542,988	2,195,048	28,645,381
	17,638,050	$353,022,394	4,861,146	$63,245,075
Shares reacquired
Class A	(2,683,483)	$(54,860,923)	(7,951,911)	$(102,359,961)
Class B	(58,640)	(1,130,466)	(127,934)	(1,696,929)
Class C	(488,417)	(9,439,974)	(864,947)	(10,878,824)
Class I	(18,342,265)	(381,438,542)	(35,383,231)	(472,821,255)
Class R1	(70,268)	(1,327,926)	(11,060)	(151,491)
Class R2	(121,020)	(2,477,181)	(179,347)	(2,429,696)
Class R3	(1,846,089)	(37,845,051)	(2,298,084)	(34,272,909)
Class R4	(2,357,189)	(49,091,085)	(1,803,699)	(25,628,339)
Class R6	(25,868,519)	(536,393,059)	(33,135,986)	(479,828,642)
	(51,835,890)	$(1,074,004,207)	(81,756,199)	$(1,130,068,046)
37

Notes to Financial Statements  - continued
	Year ended 2/28/22		Year ended 2/28/21
	Shares	Amount	Shares	Amount
Net change
Class A	19,352	$(568,435)	(5,446,435)	$(69,746,550)
Class B	(23,418)	(473,033)	(116,431)	(1,554,477)
Class C	(224,690)	(4,489,343)	(629,500)	(7,963,079)
Class I	12,268,086	246,087,762	(2,258,970)	(15,511,539)
Class R1	(13,769)	(251,094)	24,489	366,206
Class R2	54,997	1,118,457	(99,887)	(1,357,959)
Class R3	397,560	8,217,549	(584,755)	(10,799,229)
Class R4	(458,757)	(9,987,211)	(237,181)	(4,344,223)
Class R6	616,916	9,800,928	298,151	(36,880,430)
	12,636,277	$249,455,580	(9,050,519)	$(147,791,280)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Effective at the close of business on August 14, 2019, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.
In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings,
38

Notes to Financial Statements  - continued
at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2022, the fund’s commitment fee and interest expense were $14,365 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$51,206,243	$707,250,919	$740,674,850	$—	$—	$17,782,312

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$14,040	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund
39

Notes to Financial Statements  - continued
to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
40

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS New Discovery Value Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
41

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2022
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
45

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Richard Offen Kevin Schmitz
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $262,745,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 33.59% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
47

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
48

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
50

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 28, 2022 and 2021, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2022	2021
Fees billed by Deloitte:
MFS Government Securities Fund	59,613	56,600

	Audit Fees
	2022	2021
Fees billed by E&Y:
MFS Diversified Income Fund	63,826	60,597
MFS New Discovery Value Fund	50,312	47,775

Total	114,138	108,372

For the fiscal years ended February 28, 2022 and 2021, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2022	2021	2022	2021	2022	2021
Fees billed by Deloitte:
To MFS Government Securities Fund	0	0	8,231	7,830	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2022	2021	2022	2021	2022	2021
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Government Securities Fund *	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services
	2022	2021
Fees billed by Deloitte:
To MFS Government Securities Fund, MFS and MFS Related Entities#	13,621	556,970

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2022	2021	2022	2021	2022	2021
Fees billed by E&Y:
To MFS Diversified Income Fund	0	0	9,338	8,885	1,680	1,913
To MFS New Discovery Value Fund	0	0	9,396	8,939	1,740	1,715
Total fees billed by E&Y To above Funds	0	0	18,734	17,824	3,420	3,628

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2022	2021	2022	2021	2022	2021
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Diversified Income Fund*	1,795,090	1,783,260	0	0	111,720	107,150
To MFS and MFS Related Entities of MFS New Discovery Value Fund*	1,795,090	1,783,260	0	0	111,720	107,150

	Aggregate fees for non-audit services
	2022	2021
Fees billed by E&Y:
To MFS Diversified Income Fund, MFS and MFS Related Entities#	2,172,458	2,143,438
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	2,172,576	2,143,294

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15

U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: April 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: April 14, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 14, 2022

*	Print name and title of each signing officer under his or her signature.